EXHIBIT 99.1

                         RECKSON ASSOCIATES REALTY CORP.



                               FIRST QUARTER 2002
                    SUPPLEMENTAL OPERATING AND FINANCIAL DATA



                                   MAY 2, 2002



                    225 BROADHOLLOW ROAD, MELVILLE, NY 11747
               PHONE: 631.694.6900 1.888.RECKSON FAX: 631.622.6790
                                 www.reckson.com


                           [RECKSON GRAPHIC OMITTED]

--------------------------------------------------------------------------------
TABLE OF CONTENTS

                                                                         Page(s)

Company Information

      o  Corporate Information...............................................2-3
      o  Reporting Period Highlights.........................................4-5
      o  Stock Performance.....................................................6

Financial Highlights

      o  Key Financial Data....................................................7
      o  Statements of Operations..............................................8
      o  Funds from Operations and Cash Available for Distribution.............9
      o  Consolidated Balance Sheets..........................................10
      o  Debt Summary.........................................................11
      o  Preferred Securities.................................................12

Portfolio Performance

      o  Same Store Performance...............................................13
      o  Portfolio Snapshot...................................................14
      o  Occupancy Analysis................................................15-16
      o  Leasing Statistics................................................17-18
      o  Lease Expirations.................................................19-23
      o  Lease Distribution...................................................24
      o  Capital Expenditures Analysis........................................25

Market Statistics

      o  Suburban Market Overviews............................................26
      o  New York City Sub-Markets............................................27
      o  Long Island Sub-Markets..............................................28
      o  Westchester Sub-Markets..............................................29
      o  New Jersey Sub-Markets...............................................30

Value Creation Pipeline

      o  Value Creation Pipeline Schedule.....................................31

Reckson Strategic Venture Partners (RSVP)
      o  Combined Balance Sheets..............................................32
      o  Summary of Invested Capital..........................................33
      o  Summarized Platform Balance Sheets...................................34

Certain matters discussed herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, forward-looking statements are not guarantees of results and no assurance can be given that the expected results will be delivered. Such forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those expected. Among those risks, trends and uncertainties are the general economic climate, including the conditions affecting industries in which our principal tenants compete; changes in the supply of and demand for office and industrial properties in the New York Tri-State area; changes in interest rate levels; downturns in rental rate levels in our markets and our ability to lease or re-lease space in a timely manner at current or anticipated rental rate levels; the availability of financing to us or our tenants; changes in operating costs, including utility costs; repayment of debt owed to the Company by third parties (including FrontLine Capital Group); risks associated with joint ventures; and other risks associated with the development and acquisition of properties, including risks that development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors that could impact Reckson, reference is made to Reckson's filings with the Securities and Exchange Commission. Reckson is subject to the reporting requirements of the Securities and Exchange Commission and undertakes no responsibility to update or supplement information contained in this supplemental package that subsequently becomes untrue.

                                      ###

                        Reckson Associates Realty Corp.
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

--------------------------------------------------------------------------------
CORPORATE INFORMATION

CORPORATE PROFILE

Reckson Associates Realty Corp. is a self-administered and self-managed real estate investment trust (REIT) that is one of the largest publicly traded owners, developers and managers of Class A office and industrial properties in the New York Tri-State area.

Through a predecessor entity, Reckson commenced operations in 1958 and grew steadily by acquiring, developing and redeveloping Class A office and industrial properties throughout Long Island. In June 1995, Reckson successfully completed its initial public offering. Subsequently, the Company expanded from its Long Island base and established operating divisions in Westchester, Connecticut, New Jersey and New York City. By transporting the formula that built its success on Long Island to the other Tri-State area markets, Reckson is now positioned as the premier real estate franchise in the New York Tri-State area.

Today, Reckson owns 181 properties comprised of approximately 20.5 million square feet located throughout the New York Tri-State area markets. These properties are comprised of 13.8 million square feet of Class A office space and
6.7 million square feet of industrial space. The Company has a total market capitalization of approximately $3.3 billion and has generated a total return to its initial Class A common shareholders of approximately 212% for the period June 2, 1995 through March 31, 2002.

Reckson is a fully integrated real estate operating company specializing in the acquisition, leasing, financing, property and asset management, design and development and construction of Class A office and industrial properties in the New York Tri-State area.

CORPORATE HEADQUARTERS

225 Broadhollow Road
Melville, New York 11747-4883
Telephone:     (631) 694-6900
               (888) RECKSON
Facsimile:     (631) 622-6790
Web site:      www.reckson.com
               ---------------

EXECUTIVE OFFICER CONTACTS

Donald Rechler Co-Chief Executive Officer
               Chairman of the Board

Scott Rechler  Co-Chief Executive Officer
               Chairman of the Executive Committee

Michael Maturo Chief Financial Officer
               Executive Vice President

INVESTOR RELATIONS

Susan McGuire  Vice President Investor Relations
Telephone:     (631) 622-6642
Facsimile:     (631) 622-6790
E-mail:        smcguire@reckson.com
               --------------------

To request an Investor Relations package or be added to our distribution list, please contact us at:
Telephone:     (631) 622-6746
Facsimile:     (631) 622-6790
E-mail:        investorrelations@reckson.com
               -----------------------------
Web site:      www.reckson.com
               ---------------
               (Go to Information Request in the Investor Relations section)

                        Reckson Associates Realty Corp.
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

--------------------------------------------------------------------------------
CORPORATE INFORMATION

RESEARCH COVERAGE

CIBC World Markets                          Legg Mason
Anthony Paolone                             David Fick/Kenneth Weinberg
(212) 667-8116                              (410) 454-5018/(410) 454-5175

Credit Suisse First Boston.                 Lehman Brothers
Lawrence Raiman                             David Shulman/Stuart Axelrod
(212) 538-2380                              (212) 526-3413/(212) 526-3410

Deutsche Bank Securities                    McDonald & Company
Louis Taylor                                Anatole Pevnev
(212) 469-4912                              (216) 263-4783

Goldman Sachs                               Merrill Lynch
David Kostin/James Kammert                  Steve Sakwa/Rahul Bhattacharjee
(212) 902-6781/(212) 855-0670               (212) 449-0335/(212) 449-1920

Greenstreet Advisors                        Salomon Smith Barney
John Lutzius                                Jonathan Litt/Gary Boston
(949) 640-8780                              (212) 816-0231/(212) 816-1383

QUARTERLY REPORTING SCHEDULE

Quarterly results will be announced according to the following anticipated schedule:

First Quarter                       Early May
Second Quarter                      Early August
Third Quarter                       Early November
Fourth Quarter and Year End         Late February


SENIOR UNSECURED DEBT RATINGS

Moody's                             Baa3
Standard & Poor's                   BBB-

STOCK LISTING

The stock of Reckson Associates Realty Corp. is traded primarily on the New York Stock Exchange under the following symbols:

Class A Common Stock: RA
Class B Common Stock: RA.B
Series A Preferred Stock: RA.A

                        Reckson Associates Realty Corp.
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

REPORTING PERIOD HIGHLIGHTS

SUMMARY FIRST QUARTER 2002 RESULTS

Reported first quarter diluted funds from operations ("FFO") of $.60 per share, as compared to FFO of $.69 per share for the first quarter of 2001, representing a per share decrease of 13%. FFO attributable to core real estate operations (deducting prior year income relating to the FrontLine Capital Group loans and RSVP joint ventures) was $.62 per share, representing a per share decrease of 3.2%. The first quarter results are consistent with previously reported estimates of the Company.

SUMMARY PORTFOLIO PERFORMANCE

Portfolio performance remained strong during the first quarter of 2002 with occupancies at March 31, 2002 of 96.2% for the office portfolio and 92.9% for the industrial portfolio. This compares to 96.1% and 91.7%, respectively, at December 31, 2001 and 97.1% and 97.8%, respectively, at March 31, 2001.

During the quarter, the Company executed 62 leases, encompassing 857,000 square feet, representing 4% of the total portfolio and renewed 91.1% of the expiring square feet. The Company reduced its exposure to expiring leases in 2002 to 4.7% of the total portfolio.

Same property net operating income ("NOI") net of termination fees for the first quarter of 2002 increased 8.0% (cash) and 1.9% (GAAP) for the total portfolio, compared to the first quarter of 2001. The office portfolio same property NOI net of termination fees for the first quarter of 2002 increased 10.0% (cash) and 3.0% (GAAP) and the industrial portfolio same property NOI net of termination fees for the first quarter of 2002 decreased (5.9%) (GAAP) and (4.3%) (cash).

Rents on same space leases executed during the first quarter of 2002 increased 22.8% (GAAP) and 13.3% (cash) in the office properties and 16.7% (GAAP) and 6.1%
(cash) in the industrial/R&D properties.

DEVELOPMENT PROJECTS

The Company made significant progress in leasing at its two active development projects, leasing 100% of its repositioning project located at 103 JFK Parkway, Short Hills, New Jersey and increasing occupancy to 61% at its ground-up development project located at Reckson Executive Park, Melville, Long Island.

BOARD OF DIRECTORS APPOINTMENTS

The Company also announced Peter Quick and Ronald Menaker have joined the Company's Board of Directors replacing Harvey Blau and Leonard Feinstein who have both served on the Board of Directors since the Company's initial public offering.

                        Reckson Associates Realty Corp.
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

Mr. Quick is President of the American Stock Exchange(R)and also serves on its Board of Governors. Prior to his appointment at the American Stock Exchange(R), Mr. Quick had been President and Chief Executive Officer of Quick & Reilly, Inc., a leading national discount brokerage firm. Mr. Quick currently sits on the Board of The Depository Trust & Clearing Corporation and the Board of Directors of the NASD Insurance Agency. Mr. Quick has served on the Board of Governors of the Chicago Stock Exchange and he was Chairman of the Midwest Securities Trust Company. He has also been a Director of The Options Clearing Corporation and the CUSIP.

Mr. Menaker is a retired Managing Director and Head of Corporate Services of J.P. Morgan & Co. Inc. of New York and a past President and Director of J.P. Morgan Services Inc. As head of Corporate Services Worldwide, Mr. Menaker had management responsibility for a $500 million budget and 1,700 employees including a range of administrative, support and operations functions for Morgan companies. These included facilities management, real estate design and construction, corporate insurance and contingency planning, security services and investigations, health services, payroll and payment services, executive compensation, travel services, management services and operations.

CONSOLIDATED FINANCIAL RESULTS

The Company reported diluted operating earnings per share ("OpEPS") of $.26 for the first quarter of 2002, as compared to $.37 per share for the comparable 2001 period.

The Company reported diluted earnings per Class A common share ("EPS") of $.24 for the first quarter of 2002, as compared to $.33 per Class A common share for the comparable 2001 period.

                        Reckson Associates Realty Corp.
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

--------------------------------------------------------------------------------
STOCK PERFORMANCE

The following summarizes recent activity of Reckson's Class A common stock (RA):

                                                                           4th             1st          4/1/02
                                                                         Quarter         Quarter          to
                                                                           2001            2002        4/29/02
                                                                        ----------------------------------------
High Price*                                                                 $24.46         $24.68         $26.00
Low Price*                                                                  $22.15         $22.54         $24.25
Closing Price*                                                              $23.36         $24.66         $24.45
Average daily trading volume*                                              329,145        354,233        469,510
Indicated dividend per share**                                             $1.6984        $1.6984        $1.6984
Closing dividend yield                                                       7.27%          6.89%          6.95%
Closing shares and units outstanding (thousands)                            57,470         58,248         58,250
Closing market value of shares and units outstanding (thousands)        $1,342,499     $1,436,396     $1,424,213

--------------------------------------------------------------------------------

The following summarizes recent activity of Reckson's Class B common stock
(RA.B):

                                                                           4th              1st         4/1/02
                                                                         Quarter         Quarter          to
                                                                           2001            2002        4/29/02
                                                                        ----------------------------------------
High Price*                                                                 $25.76         $25.76         $27.07
Low Price*                                                                  $23.55         $23.86         $25.35
Closing Price*                                                              $25.51         $25.76         $25.48
Average daily trading volume*                                               73,142         87,175        193,319
Indicated dividend per share**                                             $2.5968        $2.5968        $2.5968
Closing dividend yield                                                      10.18%         10.08%         10.19%
Closing shares outstanding (thousands)                                      10,284         10,284         10,284
Closing market value of shares outstanding (thousands)                    $262,345       $264,916       $262,036

--------------------------------------------------------------------------------

The following summarizes recent activity of Reckson's Series A preferred stock (RA.A):

                                                                           4th              1st         4/1/02
                                                                         Quarter         Quarter          to
                                                                           2001            2002        4/29/02
                                                                        ----------------------------------------
High Price*                                                                 $23.79         $24.35         $24.61
Low Price*                                                                  $22.45         $22.65         $23.80
Closing Price*                                                              $23.79         $24.30         $24.00
Average daily trading volume*                                               22,789         22,630        102,119
Indicated dividend per share**                                             $1.9064        $1.9064        $1.9064
Closing dividend yield                                                       8.01%          7.85%          7.94%
Closing shares outstanding (thousands)                                       9,192          9,192          9,192
Closing market value of shares outstanding (thousands)                    $218,678       $223,366       $220,608

--------------------------------------------------------------------------------

*  New York Stock Exchange trades only
** On an annual basis

--------------------------------------------------------------------------------
KEY FINANCIAL DATA
(Dollars in thousands, except per share data)

                                                                               For the three months ended or as of
                                                            ----------------------------------------------------------------------
                                                                3/31/02      12/31/01       9/30/01        6/30/01        3/31/01
                                                            ----------------------------------------------------------------------
SHARES AND UNITS
----------------
Common Shares Outstanding - Class A                          50,305,143    49,982,377    49,806,885     49,619,419     45,812,864
Common Shares Outstanding - Class B                          10,283,513    10,283,513    10,283,513     10,283,513     10,283,513
Operating Partnership Units Outstanding                       7,942,692     7,487,218     7,638,043      7,644,135      7,692,142
                                                            ----------------------------------------------------------------------
Total Shares and Operating Partnership Units                 68,531,348    67,753,108    67,728,441     67,547,067     63,788,519
                                                            ======================================================================

SHARE PRICE & DIVIDENDS - CLASS A
End of period                                                    $24.66        $23.36        $24.15         $23.00         $22.30
High during period                                               $24.68        $24.46        $24.15         $23.90         $25.88
Low during period                                                $22.54        $22.15        $21.90         $21.14         $21.90
Dividend declared                                                 $0.42         $0.42         $0.42          $0.42          $0.39
Closing dividend yield                                             6.9%          7.3%          7.0%           7.4%           6.9%

SHARE PRICE & DIVIDENDS - CLASS B
---------------------------------

End of period                                                    $25.76        $25.51        $25.51         $24.61         $23.55
High during period                                               $25.76        $25.76        $25.60         $25.00         $27.50
Low during period                                                $23.86        $23.55        $23.29         $22.40         $22.90
Dividend declared                                                 $0.65         $0.65         $0.65          $0.65          $0.60
Closing dividend yield                                            10.1%         10.2%         10.2%          10.6%          10.2%

MARKET CAPITALIZATION
---------------------

Market Value of Common Equity (a)                            $1,701,295    $1,604,822    $1,649,627     $1,570,139     $1,435,338
Stated Value of Preferred Equity                                299,462       310,765       310,765        314,533        407,318
Total Debt (b)                                                1,279,195     1,336,011     1,444,473      1,500,081      1,466,965
                                                            ----------------------------------------------------------------------
Total Market Capitalization                                  $3,279,952    $3,251,598    $3,404,865     $3,384,753     $3,309,621
                                                            ======================================================================
Total Debt / Total Market Capitalization                          39.0%         41.1%         42.4%          44.3%          44.3%

SELECTED BALANCE SHEET DATA
---------------------------

Book Value of Real Estate Assets before Depreciation         $2,894,481    $2,880,879    $2,814,024     $2,860,491     $2,811,894
Total Assets                                                 $2,914,546    $2,994,218    $2,861,651     $3,112,242     $3,063,644
Total Liabilities                                            $1,518,623    $1,592,811    $1,566,012     $1,639,095     $1,584,621

SELECTED OPERATING DATA
-----------------------

Property Operating Revenues                                    $122,505      $122,261      $126,722       $125,349       $123,439
Property Operating Expenses                                     $42,212       $42,565       $44,231        $40,874        $40,994
Property Operating NOI                                          $80,293       $79,696       $82,491        $84,475        $82,445
Property Gross Operating Margin                                   65.5%         65.2%         65.1%          67.4%          66.8%
Other Revenues (excluding gain on sales of real estate)          $2,425        $2,706        $5,333         $7,038         $7,447
Marketing, General & Administrative Expenses                     $7,139        $7,160        $7,679         $8,411         $7,497
    as a percent of Total Revenues (excluding
    gain on sales of real estate)                                  5.7%          5.7%          5.8%           6.4%           5.7%
Interest Expense                                                $20,996       $22,369       $23,510        $23,562        $23,631
Capitalized Interest                                             $2,607        $2,442        $2,627         $2,434         $2,703
Non-Incremental Capital Expenditures to NOI as a percent          7.39%         8.62%         6.18%          6.78%          3.98%

FINANCIAL RATIOS
----------------

Debt Service Coverage Ratio                                        3.60          3.11          3.27           3.35           3.29
Fixed Charge Coverage Ratio                                        2.72          2.44          2.60           2.67           2.60

EPS, FFO AND CAD
----------------

Class A Common stock:
   Basic Net Income (loss) per share                              $0.24         $0.47       ($1.97)          $0.32          $0.34
   Diluted Net Income (loss) per share                            $0.24         $0.46       ($1.97)          $0.32          $0.33

Class B Common stock:
   Basic Net Income (loss) per share                              $0.37         $0.71       ($3.01)          $0.45          $0.52
   Diluted Net Income (loss) per share                            $0.26         $0.50       ($3.01)          $0.34          $0.37

Basic operating earnings per share (d)                            $0.26         $0.27         $0.31          $0.34          $0.37
Diluted operating earnings per share (d)                          $0.26         $0.27         $0.31          $0.34          $0.37

Diluted FFO per share                                             $0.60         $0.57         $0.66          $0.70          $0.69
Diluted FFO payout ratio - Class A                                71.2%         74.9%         64.3%          61.0%          56.2%
Diluted FFO payout ratio - Class B                               108.8%        114.6%         98.3%          90.9%          87.3%
Diluted FFO payout ratio (Class A & Class B combined)             76.1%         80.2%         68.7%          64.9%          60.2%

Diluted CAD per share                                             $0.39         $0.33         $0.46          $0.48          $0.50
Diluted CAD payout ratio - Class A                               108.5%        128.7%         92.1%          88.9%          77.5%
Diluted CAD payout ratio - Class B                               166.0%        196.7%        140.7%         132.5%         120.4%
Diluted CAD payout ratio (Class A & Class B combined)            117.2%        138.9%         99.3%          95.4%          84.0%

TRI-STATE PORTFOLIO STATISTICS
------------------------------

Office properties                                                    77            77            78             82             82
Office square footage                                        13,771,319    13,777,009    13,863,565     14,438,850     14,444,838
Office occupancy at end of quarter (c)                            96.2%         96.1%         96.7%          97.0%          97.1%
Industrial properties                                               102           103           103            104            104
Industrial square footage                                     6,755,949     6,813,536     6,812,158      6,836,803      6,834,113
Industrial occupancy at end of quarter (c)                        92.9%         91.7%         96.2%          97.9%          97.8%
Total portfolio occupancy at end of quarter (c)                   95.1%         94.6%         96.0%          97.2%          97.3%

------------------------------------------------------------------------------------------------------------------------------------

(a) Includes Operating Partnership Units valued at the closing price of the Class A common stock
(b) Includes pro rata share of consolidated and unconsolidated joint venture debt
(c) Excludes properties under development
(d) Before, when applicable, gain on sales of real estate, extraordinary loss and valuation reserves on investment in affiliate loans and joint ventures and other investments.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
(In thousands, except per share data)

                                                                                                            Three Months Ended
                                                                                                                 March 31,
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES                                                                                                    2002           2001
-----------------------------------------------------------------------------------------------------------------------------------
       Base Rents                                                                                          $ 107,169      $ 107,494
       Tenant escalations and reimbursements                                                                  15,336         15,945
       Equity in earnings of service companies and real estate joint ventures                                    335            398
       Interest income on mortgage notes and notes receivable                                                  1,556          1,508
       Investment and other income                                                                               534          5,541
-----------------------------------------------------------------------------------------------------------------------------------
            Total Operating Revenues                                                                         124,930        130,886
-----------------------------------------------------------------------------------------------------------------------------------

EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
       Property operating expenses                                                                            24,391         23,770
       Real estate taxes                                                                                      17,821         17,224
       Marketing, general and administrative                                                                   7,139          7,497
       Depreciation and amortization                                                                          26,136         23,521
       Interest expense                                                                                       20,996         23,631
-----------------------------------------------------------------------------------------------------------------------------------
            Total Expenses                                                                                    96,483         95,643
-----------------------------------------------------------------------------------------------------------------------------------

Income from operations before minority interests                                                              28,447         35,243
       Minority partners' interests in consolidated partnerships                                              (5,120)        (5,755)
       Limited partners' minority interest in the operating partnership                                       (1,879)        (2,715)
       Distributions to preferred unitholders                                                                   (461)          (660)
-----------------------------------------------------------------------------------------------------------------------------------

Income from operations                                                                                        20,987         26,113
       Adjust for non operating items, net of limited partners' minority interest:
            Gain on sales of real estate                                                                         482              -

-----------------------------------------------------------------------------------------------------------------------------------
Income before dividends to preferred shareholders                                                             21,469         26,113
       Dividends to preferred shareholders                                                                    (5,487)        (5,425)
-----------------------------------------------------------------------------------------------------------------------------------
Net income allocable to common shareholders                                                                 $ 15,982       $ 20,688
-----------------------------------------------------------------------------------------------------------------------------------

Net income allocable to:
       Class A Shareholders                                                                                 $ 12,159       $ 15,308
       Class B Shareholders                                                                                 $  3,823       $  5,380

PER SHARE DATA

       Basic operating earnings                                                                                $0.26          $0.37
       Diluted operating earnings                                                                              $0.26          $0.37

       Basic net income:
          Basic net income per Class A common share                                                            $0.24          $0.34
          Basic net income per Class B common share                                                            $0.37          $0.52

       Diluted net income:
          Diluted net income per Class A common share                                                          $0.24          $0.33
          Diluted net income per Class B common share                                                          $0.26          $0.37

       Basic weighted average common shares outstanding:
          Class A common stock                                                                                50,013         45,484
          Class B common stock                                                                                10,284         10,284

       Diluted weighted average common shares outstanding:
          Class A common stock                                                                                50,350         45,950
          Class B common stock                                                                                10,284         10,284

-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FUNDS FROM OPERATIONS ("FFO") AND CASH AVAILABLE FOR DISTRIBUTION ("CAD")
(In thousands, except per share / unit data)

                                                                                                            Three Months Ended
                                                                                                                 March 31,
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            2002            2001
-----------------------------------------------------------------------------------------------------------------------------------
FUNDS FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
Net income allocable to common shareholders                                                               $  15,982       $ 20,688
  Add back: Real estate depreciation and amortization                                                        25,321         22,988
            Minority partners' interests in consolidated partnerships                                         5,120          5,755
            Limited partners' minority interest in the operating partnership                                  1,934          2,715

  Less:     Gain on sales of real estate                                                                        537            -
            Amounts distributable to minority partners in consolidated partnerships                           6,563          5,701

-----------------------------------------------------------------------------------------------------------------------------------
BASIC FUNDS FROM OPERATIONS                                                                               $  41,257       $ 46,445
-----------------------------------------------------------------------------------------------------------------------------------

Add dividends and distributions on dilutive shares and units:
   Series A preferred stock                                                                               $   4,381       $  4,381
   Series B preferred stock                                                                                   1,106          1,044
   Minority partners' preferred interest                                                                        -            1,594
   Limited partners' preferred interest                                                                         461            660
-----------------------------------------------------------------------------------------------------------------------------------
Diluted FFO                                                                                               $  47,205       $ 54,124
-----------------------------------------------------------------------------------------------------------------------------------

Diluted weighted average shares and units outstanding:
   Common shares                                                                                             60,297         55,767
   Limited operating partnership units                                                                        7,507          7,693
   Common stock equivalents                                                                                     337            466
   Series A preferred stock                                                                                   8,060          8,060
   Series B preferred stock                                                                                   1,919          1,919
   Minority partners' preferred interest                                                                        -            3,454
   Limited partners' preferred interest                                                                         993          1,367
-----------------------------------------------------------------------------------------------------------------------------------
Total diluted weighted average shares and units outstanding                                                  79,113         78,726
-----------------------------------------------------------------------------------------------------------------------------------

Diluted FFO per weighted average share or unit                                                            $    0.60       $   0.69
Diluted weighted average dividends or distributions per share or unit                                     $    0.45       $   0.41
Diluted FFO payout ratio - Class A                                                                            71.2%          56.2%
Diluted FFO payout ratio - Class B                                                                           108.8%          87.3%
Diluted FFO payout ratio (Class A & Class B combined)                                                         76.1%          60.2%

-----------------------------------------------------------------------------------------------------------------------------------
CASH AVAILABLE FOR DISTRIBUTION
-----------------------------------------------------------------------------------------------------------------------------------
Basic FFO                                                                                                 $  41,257       $ 46,445

  Less:   Straight line rents                                                                                 8,667         11,159
          Non-incremental capitalized tenant improvements and leasing commissions                             4,497          2,646
          Non-incremental capitalized improvements                                                            1,434            635

-----------------------------------------------------------------------------------------------------------------------------------
Basic Cash Available for Distribution                                                                     $  26,659       $ 32,005
-----------------------------------------------------------------------------------------------------------------------------------

Add dividends and distributions on dilutive shares and units:
   Series A preferred stock                                                                               $     -         $    -
   Series B preferred stock                                                                                     -              -
   Minority partners' preferred interest                                                                        -            1,594
   Limited partners' preferred interest                                                                         -              272
-----------------------------------------------------------------------------------------------------------------------------------
Diluted CAD                                                                                               $  26,659       $ 33,871
-----------------------------------------------------------------------------------------------------------------------------------

Diluted weighted average shares and units outstanding:
   Common shares                                                                                             60,297         55,767
   Limited operating partnership units                                                                        7,507          7,693
   Common stock equivalents                                                                                     337            466
   Series A preferred stock                                                                                     -              -
   Series B preferred stock                                                                                     -              -
   Minority partners' preferred interest                                                                        -            3,454
   Limited partners' preferred interest                                                                         -              598
-----------------------------------------------------------------------------------------------------------------------------------
Diluted weighted average shares and units outstanding                                                        68,141         67,978
-----------------------------------------------------------------------------------------------------------------------------------

Diluted CAD per weighted average share or unit                                                            $    0.39       $   0.50
Diluted weighted average dividends or distributions per share or unit                                     $    0.46       $   0.42
Diluted CAD payout ratio - Class A                                                                           108.5%          77.5%
Diluted CAD payout ratio - Class B                                                                           166.0%         120.4%
Diluted CAD payout ratio (Class A & Class B combined)                                                        117.2%          84.0%

-----------------------------------------------------------------------------------------------------------------------------------


CONSOLIDATED BALANCE SHEETS
(In thousands)

                                                                                                     March, 31        December 31,
                                                                                                        2002              2001
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Commercial real estate properties, at cost:
   Land                                                                                               $  409,824        $   408,837
   Building and improvements                                                                           2,345,406          2,328,374
Developments in progress:
   Land                                                                                                   68,769             69,365
   Development costs                                                                                      70,482             74,303
Furniture, fixtures, and equipment                                                                         7,731              7,725
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       2,902,212          2,888,604
Less: accumulated depreciation                                                                          (384,696)          (361,960)
-----------------------------------------------------------------------------------------------------------------------------------
        Investment in real estate, net of accumulated depreciation
                                                                                                       2,517,516          2,526,644

Investments in real estate joint ventures                                                                  5,673              5,744
Investments in mortgage notes and notes receivable                                                        55,710             56,234
Investments in sevice companies and affiliate loans and joint ventures                                    79,362             79,184
Cash and cash equivalents                                                                                 40,442            121,975
Tenant receivables                                                                                        10,617              9,633
Deferred rents receivable                                                                                 89,838             81,089
Prepaid expenses and other assets                                                                         23,045             45,495
Contract and land deposits and pre-acquisition costs                                                      27,848              3,782
Deferred leasing and loan costs                                                                           64,495             64,438
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                                          $2,914,546        $ 2,994,218
===================================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY
-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
Mortgage notes payable                                                                                $  748,591        $   751,077
Unsecured credit facility                                                                                217,000            271,600
Senior unsecured notes                                                                                   449,484            449,463
Accrued expenses and other liabilities                                                                    70,540             87,683
Dividends and distributions payable                                                                       33,008             32,988
-----------------------------------------------------------------------------------------------------------------------------------
        TOTAL LIABILITIES                                                                              1,518,623          1,592,811
-----------------------------------------------------------------------------------------------------------------------------------

MINORITY INTERESTS:
Minority partners' interests  in consolidated partnerships                                               243,722            242,698
Preferred unit interest in the operating partnership                                                      19,662             30,965
Limited partners' minority interest in the operating partnership                                          86,752             81,887
-----------------------------------------------------------------------------------------------------------------------------------
        TOTAL MINORITY INTERESTS                                                                         350,136            355,550
-----------------------------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY:
Preferred Stock, $.01 par value, 25,000,000 shares authorized
  Series A - 9,192,000 shares issued and outstanding                                                          92                 92
  Series B - 2,000,000 shares issued and outstanding                                                          20                 20
Common Stock, $.01 par value, 100,000,000 shares authorized
  Class A - 50,305,143 and 49,982,377 shares issued and outstanding, respectively                            503                500
  Class B - 10,283,513 shares issued and outstanding                                                         103                103
Additional paid in capital                                                                             1,045,069          1,045,142
-----------------------------------------------------------------------------------------------------------------------------------
        TOTAL STOCKHOLDERS' EQUITY                                                                     1,045,787          1,045,857
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                                            $2,914,546        $ 2,994,218
===================================================================================================================================


-------------------------------------------------------------------------------
DEBT SUMMARY AT MARCH 31, 2002
(Dollars in thousands)

                                                            DEBT BREAKDOWN

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of        Weighted Average      Weighted Average
                                                       Balance            Total        Interest Rate        Maturity (Years)
----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Secured Debt                               $748,591           52.9%              7.3%                  9.7
Fixed Rate Senior Unsecured Notes (a)                  449,484           31.8%              7.5%                  5.3
Variable Rate Unsecured Credit Facility                217,000           15.3%              3.1%                  1.4
----------------------------------------------------------------------------------------------------------------------------

Total/Weighted Average                              $1,415,075          100.0%              6.7%                  7.0
----------------------------------------------------------------------------------------------------------------------------

                                                      DEBT AMORTIZATION AND MATURITY

----------------------------------------------------------------------------------------------------------------------------
                                         Secured Debt               Senior Unsecured      Unsecured Credit
Year                           Amortization    Due at Maturity           Notes               Facility             Total
----------------------------------------------------------------------------------------------------------------------------
    2002                           $8,576               $0                                                         $8,576
    2003                           12,300                0                                   217,000              229,300
    2004                           13,169            2,616             100,000 (a)                                115,785
    2005                           14,167           18,553                                                         32,720
    2006                           13,785          129,920                                                        143,705
    2007                           11,305           60,539             150,000                                    221,844
    2008                           10,357                0                                                         10,357
    2009                            9,991          100,254             200,000 (a)                                310,245
    2010                            7,818           28,423                                                         36,241
    2011                            5,571          217,592                                                        223,163
 Thereafter                        83,655                0                                                         83,655
----------------------------------------------------------------------------------------------------------------------------

Total Debt                       $190,694         $557,897             $450,000              $217,000          $1,415,591
----------------------------------------------------------------------------------------------------------------------------

                                                             PROPERTY MORTGAGE DETAIL

----------------------------------------------------------------------------------------------------------------------------
                                                                          Interest        Maturity            Amortization
Property                                                 $ Outstanding      Rate            Date              Term (Years)
----------------------------------------------------------------------------------------------------------------------------
80 Orville Dr, Islip, NY                                        2,616       10.10%      February-04          Interest only
395 North Service Road, Melville, NY                           20,015        6.45%       October-05          $34k per month
200 Summit Lake Drive, Valhalla, NY                            19,674        9.25%       January-06                25
1350 Avenue of the Americas, NY, NY                            75,000        6.52%        June-06                 (b)
Landmark Square, Stamford, CT                                  45,832        8.02%       October-06                25
100 Summit Lake Drive, Valhalla, NY                            20,065        8.50%        April-07                 15
333 Earle Ovington Blvd, Mitchel Field, NY (c)                 54,564        7.72%       August-07                 25
810 Seventh Avenue, NY,NY                                      83,933        7.73%       August-09                 25
100 Wall Street, NY, NY                                        36,372        7.73%       August-09                 25
6900 Jericho Turnpike, Syosset, NY                              7,431        8.07%        July-10                  25
6800 Jericho Turnpike, Syosset, NY                             14,081        8.07%        July-10                  25
580 White Plains Road, Tarrytown, NY                           12,832        7.86%      September-10               25
919 Third Ave, NY, NY (d)                                     248,601       6.867%       August-11                 30
110 Bi-County Blvd., Farmingdale, NY                            3,797       9.125%      November-12                20
One Orlando Center, Orlando, FL (e)                            38,795        6.82%      November-27                28
120 West 45th Street, NY,NY (e)                                64,983        6.82%      November-27                28
----------------------------------------------------------------------------------------------------------------------------

Total/Weighted Average                                       $748,591        7.27%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------


(a) These notes were issued at an aggregate discount of $738,000, which is being amortized over the term of the Senior Unsecured Notes to which they relate. Current unamortized discount is approximately $516,000
(b)  Interest only for the 1st year; 30 years thereafter
(c) The Company has a 60% general partnership interest in this property and its proportionate share of the aggregate principal amount is approximately $32.7 million
(d) The Company has a 51% membership interest in this property and its proportionate share of the aggregate principal amount is approximately $126.8 million
(e)  Subject to interest rate adjustment on November 1, 2004

In addition, the Company has a 60% interest in an unconsolidated joint venture property. The pro rata share of this debt is approximately $7.8 million.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PREFERRED SECURITIES AT MARCH 31, 2002
(in thousands)

The following table sets forth certain information regarding the Company's preferred securites, as of March 31, 2002.


----------------------------------------------------------------------------------------------------------------------------
                                                                 Liquidation      Current   Conversion price
Security                                                      Preference Value     Yield        Per Share      Issuance date
----------------------------------------------------------------------------------------------------------------------------
7 5/8% Series A Convertible Cumulative Preferred Stock            $229,800         7.625%        $28.51          April 1998
Series B Convertible Cumulitive Peferred Stock                      50,000         8.850%        $26.05          June 1999

Series B Preferred Units of Limited Partnership Interest             3,080         5.560%        $32.51          April 1998
Series C Preferred Units of Limited Partnership Interest            10,581         5.560%        $29.39          April 1998
Series D Preferred Units of Limited Partnership Interest             6,000         5.560%        $29.12          July 1998


----------------------------------------------------------------------------------------------------------------------------

Total                                                             $299,461
============================================================================================================================


-------------------------------------------------------------------------------
SAME STORE PERFORMANCE
For the 3 month period March 31, 2002 vs. March 31, 2001
(In thousands)

                           REGIONAL BREAKDOWN                                               PROPERTY TYPE BREAKDOWN
                           ------------------                                               -----------------------

                            CASH REVENUE (A)                                                     CASH REVENUE (A)
                     1Q02           1Q01        $ Change     % Change                        1Q02        1Q01     $ Change % Change
---------------------------------------------------------------------      --------------------------------------------------------
Long Island       $  34,021      $  33,392       $   629        1.9%       Office          $  99,265   $  92,143   $ 7,122    7.7%
Westchester          19,761         19,036           725        3.8%       Industrial (b)     12,257      12,694      (437)  -3.4%
Connecticut           8,242          8,492          (250)      -2.9%       --------------------------------------------------------
New Jersey           13,298         11,873         1,425       12.0%       Total           $ 111,522    $ 104,837  $ 6,685    6.4%
New York City        33,940         29,751         4,189       14.1%       --------------------------------------------------------
Florida               2,260          2,293           (33)      -1.4%
---------------------------------------------------------------------

Total             $ 111,522      $ 104,837       $ 6,685        6.4%
---------------------------------------------------------------------

                           GAAP REVENUE (A)                                                      GAAP REVENUE (A)
                     1Q02           1Q01        $ Change     % Change                        1Q02        1Q01     $ Change % Change
---------------------------------------------------------------------      --------------------------------------------------------
Long Island       $  34,857      $  34,530       $   327        0.9%       Office          $ 106,520   $ 103,005   $ 3,515    3.4%
Westchester          20,457         20,076           381        1.9%       Industrial (b)     12,465      13,080      (614)  -4.7%
Connecticut           8,380          8,584          (204)      -2.4%       --------------------------------------------------------
New Jersey           13,173         12,727           446        3.5%       Total           $ 118,986   $ 116,085   $ 2,901    2.5%
New York City        39,858         37,846         2,012        5.3%       --------------------------------------------------------
Florida               2,261          2,322           (61)      -2.6%
---------------------------------------------------------------------

Total             $ 118,986      $ 116,085       $ 2,901        2.5%
----------------------------------------------------------------------

                         OPERATING EXPENSES                                                      OPERATING EXPENSES
                     1Q02           1Q01        $ Change     % Change                        1Q02        1Q01     $ Change % Change
----------------------------------------------------------------------     --------------------------------------------------------
Long Island       $   5,478      $   5,153       $   325        6.3%       Office          $  22,218   $  21,457   $   761    3.5%
Westchester           4,972          5,019           (47)      -0.9%       Industrial (b)      1,097       1,259      (162) -12.9%
Connecticut           2,045          1,913           132        6.9%       --------------------------------------------------------
New Jersey            1,820          2,158          (338)     -15.7%       Total           $  23,315   $  22,716   $   599   2.6%
New York City         8,536          8,088           448        5.5%       --------------------------------------------------------
Florida                 464            385            79       20.5%
----------------------------------------------------------------------

Total             $  23,315      $  22,716       $   599        2.6%
----------------------------------------------------------------------

                        REAL ESTATE TAXES                                                          REAL ESTATE TAXES
                     1Q02           1Q01        $ Change     % Change                        1Q02        1Q01     $ Change % Change
----------------------------------------------------------------------     --------------------------------------------------------
Long Island       $   6,319      $   5,960       $   359        6.0%       Office          $  15,319   $  14,566   $   753    5.2%
Westchester           2,537          2,339           198        8.5%       Industrial (b)      2,216       2,094       122    5.8%
Connecticut             741            717            24        3.3%       --------------------------------------------------------
New Jersey            1,663          1,570            93        5.9%       Total           $  17,535   $  16,660   $   875    5.3%
New York City         6,035          5,828           207        3.6%       --------------------------------------------------------
Florida                 240            246            (6)      -2.4%
----------------------------------------------------------------------

Total             $  17,535      $  16,660       $   875        5.3%
----------------------------------------------------------------------

                             CASH NOI                                                                  CASH NOI
                     1Q02           1Q01        $ Change     % Change                        1Q02        1Q01     $ Change % Change
-----------------------------------------------------------------------    --------------------------------------------------------
Long Island       $  22,224      $  22,279       $   (55)      -0.2%       Office          $  61,728   $  56,120   $ 5,608   10.0%
Westchester          12,252         11,678           574        4.9%       Industrial (b)      8,944       9,341      (397)  -4.3%
Connecticut           5,456          5,862          (406)      -6.9%       --------------------------------------------------------
New Jersey            9,815          8,145         1,670       20.5%       Total           $  70,672   $  65,461   $ 5,211    8.0%
New York City        19,369         15,835         3,534       22.3%       --------------------------------------------------------
Florida               1,556          1,662          (106)      -6.4%
-----------------------------------------------------------------------

Total             $  70,672      $  65,461       $ 5,211        8.0%
-----------------------------------------------------------------------

                               GAAP NOI                                                                 GAAP NOI
                     1Q02           1Q01        $ Change     % Change                        1Q02        1Q01     $ Change % Change
-----------------------------------------------------------------------    --------------------------------------------------------
Long Island       $  23,060      $  23,417       $  (357)      -1.5%       Office          $  68,983   $  66,982   $ 2,001    3.0%
Westchester          12,948         12,718           230        1.8%       Industrial (b)      9,152       9,727      (575)  -5.9%
Connecticut           5,594          5,954          (360)      -6.0%       --------------------------------------------------------
New Jersey            9,690          8,999           691        7.7%       Total           $  78,136   $  76,709   $ 1,427    1.9%
New York City        25,287         23,930         1,357        5.7%        --------------------------------------------------------
Florida               1,557          1,691          (134)      -7.9%
-----------------------------------------------------------------------

Total             $  78,136      $  76,709       $ 1,427        1.9%
-----------------------------------------------------------------------

-------------------------------------------------------------------------------

(a) Excludes lease termination fees
(b) Includes two retail properties.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PORTFOLIO SNAPSHOT
Based on 1st quarter 2002


                      GAAP CONSOLIDATED AMOUNTS (A)                                     PRO FORMA AMOUNTS (B)
              -------------------------------------------------             -------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                                          GEOGRAPHIC DISTRIBUTION
--------------------------------------------------------------------------------------------------------------------------------
                       Square        Cash        Cash        GAAP                    Square        Cash        Cash        GAAP
                        Feet        Revenue       NOI         NOI                     Feet       Revenue        NOI         NOI
--------------------------------------------------------------------------------------------------------------------------------
   Long Island
      Office             19%         22%          22%         21%                      18%         21%          20%         20%
      Industrial (c)     29%          9%          11%         10%                      31%         11%          12%         11%

--------------------------------------------------------------------------------------------------------------------------------
        Subtotal -       48%         32%          33%         32%                      49%         32%          32%         31%
         Long Island

   Westchester
      Office             16%         18%          18%         17%                      17%         20%          19%         18%
      Industrial          1%          0%           1%          0%                       1%          0%           1%          1%
--------------------------------------------------------------------------------------------------------------------------------
         Subtotal -      17%         18%          19%         17%                      18%         20%          20%         19%
          Westchester

   Connecticut
      Office              5%          7%           7%          6%                       5%          6%           7%          6%
      Industrial          2%          1%           1%          1%                       2%          1%           1%          1%
--------------------------------------------------------------------------------------------------------------------------------
         Subtotal -       7%          8%           8%          7%                       7%          7%           8%          7%
          Connecticut

   New Jersey
      Office              9%         11%          13%         11%                      10%         11%          14%         11%
      Industrial          2%          1%           1%          1%                       2%          1%           1%          1%
--------------------------------------------------------------------------------------------------------------------------------
         Subtotal -      11%         12%          14%         12%                      12%         12%          15%         12%
          New Jersey

   New York City
      Office             17%         30%          27%         32%                      15%         29%          27%         31%
--------------------------------------------------------------------------------------------------------------------------------
         Subtotal -      17%         30%          27%         32%                      15%         29%          27%         31%
          New York City

--------------------------------------------------------------------------------------------------------------------------------
                                                             PROPERTY TYPE
--------------------------------------------------------------------------------------------------------------------------------

Office                   66%         89%          87%         88%                      66%         87%          87%         86%
Industrial               34%         11%          13%         12%                      35%         14%          15%         14%

--------------------------------------------------------------------------------------------------------------------------------
                                                  SUBURBAN VS CBD ( OFFICE SPACE ONLY )
--------------------------------------------------------------------------------------------------------------------------------

Suburban                 62%         53%          55%         51%                      60%         47%          50%         52%
CBD                      38%         47%          45%         49%                      40%         53%          50%         48%

--------------------------------------------------------------------------------

(a) Information in accordance with GAAP accounting
(b) Adjusted for pro rata share of consolidated and unconsolidated joint venture properties and free rent addback at 919 3rd Avenue
(c) Includes 2 retail properties
(d) The Company also owns a 357,000 square foot office building in Orlando, FL. Percentage calculations exclude this property

-------------------------------------------------------------------------------

------------------------------------------------------------------------------
OCCUPANCY ANALYSIS
As of March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                          NUMBER OF         RENTABLE           OCCUPANCY AS OF
PROPERTY                                                                  BUILDINGS       SQUARE FEET       DEC-01          MAR-02
------------------------------------------------------------------------------------------------------------------------------------
OFFICE PROPERTIES

SUBURBAN OFFICE PARKS
---------------------

       LONG ISLAND

          Nassau West  Corporate Center, Mitchel  Field, NY                   6            1,531,021          96.8%         96.8%

          Huntington Melville Corporate Center, Melville, NY  (1)             7            1,053,354          99.6%         97.9%

          North Shore Atrium, Syosset, NY                                     2              304,177          96.8%         96.8%
------------------------------------------------------------------------------------------------------------------------------------

       Subtotal - Long Island  (1)                                            15           2,888,552          97.7%         97.1%

       WESTCHESTER

          Tarrytown Corporate Center, Tarrytown,  NY                          6              875,726          92.1%         92.2%

          Summit at Vallhalla, Vahalla, NY                                    3              699,045          93.4%         97.0%

          Mt. Pleasant Corporate Center, Valhalla, NY                         2              162,004          98.3%         98.3%

          Reckson Executive Park, Rye Brook, NY                               6              541,884          98.8%         98.8%
------------------------------------------------------------------------------------------------------------------------------------

       SUBTOTAL - WESTCHESTER                                                 17           2,278,659          94.5%         95.7%

       NEW JERSEY

          Short Hills Office Center, Short Hills, NJ                          3              568,642         100.0%        100.0%

          Executive Hill Office Park, West Orange, NJ                         4              391,382          92.0%         87.1%

          University Square, Princeton, NJ                                    3              131,727         100.0%        100.0%
------------------------------------------------------------------------------------------------------------------------------------

       SUBTOTAL -  NEW JERSEY                                                 10           1,091,751          96.8%         95.4%

------------------------------------------------------------------------------------------------------------------------------------
          Subtotal - Suburban Office Park (1)                                 42           6,258,962          96.3%         96.3%
------------------------------------------------------------------------------------------------------------------------------------

SUBURBAN STAND ALONE

          Long Island Office Properties                                       10           1,064,231          92.0%         93.6%

          New Jersey  Office Properties                                       6              872,003          96.7%         96.7%

          Westchester Office Properties                                       2              284,899          97.9%         97.9%
------------------------------------------------------------------------------------------------------------------------------------

          Subtotal - Suburban Standalone                                      18           2,221,133          94.6%         95.4%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Subtotal - Suburban  Office (1)                                               60           8,480,095          95.8%         96.0%
------------------------------------------------------------------------------------------------------------------------------------

CBD Office

       Connecticut

          Landmark Square, Stamford, CT                                       6              799,048          92.3%         91.7%

          Stamford Towers, Stamford, CT                                       2              324,867         100.0%        100.0%
------------------------------------------------------------------------------------------------------------------------------------

       Subtotal - Connecticut                                                 8            1,123,915          94.4%         93.9%

       Westchester

          Standalone Office                                                   4              668,916          96.1%         96.1%
------------------------------------------------------------------------------------------------------------------------------------

       Subtotal - Westchester Office                                          4              668,916          96.1%         96.1%

       New York City

          919 Third Avenue                                                    1            1,356,998          99.5%        100.0%

          810 Seventh Avenue                                                  1              692,060          97.6%         97.6%

          100 Wall Street                                                     1              466,226          96.2%         96.2%

          120 W. 45th Street                                                  1              443,109          89.4%         91.6%

          1350 Ave. of the Americas                                           1              540,000          96.3%         97.4%
------------------------------------------------------------------------------------------------------------------------------------

       Subtotal - New York City                                               5            3,498,393          96.9%         97.5%

------------------------------------------------------------------------------------------------------------------------------------
Subtotal - CBD Office                                                         17           5,291,224          96.3%         96.6%
------------------------------------------------------------------------------------------------------------------------------------

Subtotal-
       Office Properties (1)                                                  77          13,771,319          96.1%         96.2%
------------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                           Square Feet as a % of                NOI as a %
Property                                                          Property Type    Total Portfolio  Property Type   Total Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
OFFICE PROPERTIES

SUBURBAN OFFICE PARKS

       Long Island

          Nassau West  Corporate Center, Mitchel  Field, NY             11.1%           7.5%             10.8%           9.4%

          Huntington Melville Corporate Center, Melville, NY  (1)        7.6%           5.1%              7.2%           6.3%

          North Shore Atrium, Syosset, NY                                2.2%           1.5%              1.5%           1.3%
-----------------------------------------------------------------------------------------------------------------------------------

       Subtotal - Long Island  (1)                                      21.0%          14.1%             19.6%          17.0%

       Westchester

          Tarrytown Corporate Center, Tarrytown,  NY                     6.4%           4.3%              4.5%           3.9%

          Summit at Vallhalla, Vahalla, NY                               5.1%           3.4%              4.2%           3.7%

          Mt. Pleasant Corporate Center, Valhalla, NY                    1.2%           0.8%              1.2%           1.0%

          Reckson Executive Park, Rye Brook, NY                          3.9%           2.6%              3.1%           2.7%
-----------------------------------------------------------------------------------------------------------------------------------

       Subtotal - Westchester                                           16.5%          11.1%             13.0%          11.3%

       New Jersey

          Short Hills Office Center, Short Hills, NJ                     4.1%           2.8%              4.9%           4.3%

          Executive Hill Office Park, West Orange, NJ                    2.8%           1.9%              2.4%           2.1%

          University Square, Princeton, NJ                               1.0%           0.6%              1.1%           1.0%
-----------------------------------------------------------------------------------------------------------------------------------

       Subtotal -  New Jersey                                            7.9%           5.3%              8.4%           7.3%

-----------------------------------------------------------------------------------------------------------------------------------
          Subtotal - Suburban Office Park (1)                           45.4%          30.5%             41.0%          35.6%
-----------------------------------------------------------------------------------------------------------------------------------

SUBURBAN STAND ALONE

          Long Island Office Properties                                  7.7%           5.2%              5.8%           5.1%

          New Jersey  Office Properties                                  6.3%           4.2%              6.4%           5.5%

          Westchester Office Properties                                  2.1%           1.4%              1.8%           1.6%
-----------------------------------------------------------------------------------------------------------------------------------

          Subtotal - Suburban Standalone                                16.1%          10.8%             14.0%          12.2%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Subtotal - Suburban  Office (1)                                         61.6%          41.3%             55.0%          47.8%
-----------------------------------------------------------------------------------------------------------------------------------

CBD Office

       Connecticut

          Landmark Square, Stamford, CT                                  5.8%           3.9%              5.3%           4.6%

          Stamford Towers, Stamford, CT                                  2.4%           1.6%              2.7%           2.4%
-----------------------------------------------------------------------------------------------------------------------------------

       Subtotal - Connecticut                                            8.2%           5.5%              8.0%           7.0%

       Westchester

          Standalone Office                                              4.9%           3.3%              5.7%           5.0%
-----------------------------------------------------------------------------------------------------------------------------------

       Subtotal - Westchester Office                                     4.9%           3.3%              5.7%           5.0%

       New York City

          919 Third Avenue                                               9.9%           6.6%              9.7%           8.5%

          810 Seventh Avenue                                             5.0%           3.4%              7.0%           6.1%

          100 Wall Street                                                3.4%           2.3%              4.0%           3.4%

          120 W. 45th Street                                             3.2%           2.2%              5.2%           4.5%

          1350 Ave. of the Americas                                      3.9%           2.6%              5.3%           4.6%
-----------------------------------------------------------------------------------------------------------------------------------

       Subtotal - New York City                                         25.4%          17.0%             31.2%          27.2%

-----------------------------------------------------------------------------------------------------------------------------------
Subtotal - CBD Office                                                   38.4%          25.8%             45.0%          39.1%
-----------------------------------------------------------------------------------------------------------------------------------

Subtotal-
       Office Properties (1)                                           100.0%          67.0%            100.0%          86.9%
-----------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------

(1) Rentable square feet includes a recently completed 277,500 sf Class A office building which is currently 61% leased; percent leased excludes this property.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OCCUPANCY ANALYSIS
As of March 31, 2002



------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF         RENTABLE                   OCCUPANCY AS OF
PROPERTY                                                       BUILDINGS       SQUARE FEET              DEC-01             MAR-02
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL PROPERTIES

LONG ISLAND INDUSTRIAL PROPERTIES

         Vanderbilt Industrial Park,  Hauppauge, NY (1)            47           2,332,244                88.4%              92.4%

         Airport International Plaza, Bohemia, NY                  21           1,290,259                98.7%              99.0%

         County Line Industrial Center, Melville, NY               4              342,354               100.0%             100.0%

     Other Submarkets

         Farmingdale                                               3              520,008                99.9%             100.0%

         Melville                                                  4              246,769               100.0%             100.0%

         Islip/Islandia                                            6              212,524               100.0%             100.0%

         Hauppauge                                                 2              195,942                99.1%              99.1%

         Other                                                     7              699,277                96.6%              96.6%
------------------------------------------------------------------------------------------------------------------------------------

     Subtotal - Long Island Industrial (2)                         94           5,839,377                94.7%              96.3%
------------------------------------------------------------------------------------------------------------------------------------

Stand-alone Westchester Industrial Properties                      2              139,690               100.0%             100.0%

Stand-alone Connecticut Industrial  Properties                     1              452,414                54.3%              54.3%

Stand-alone New Jersey  Industrial Properties                      5              324,468                86.3%              82.6%

------------------------------------------------------------------------------------------------------------------------------------
Subtotal-
     Industrial Properties (2)                                    102           6,755,949                91.7%              92.9%
------------------------------------------------------------------------------------------------------------------------------------



Retail Properties                                                  2               19,200                50.0%              81.8%


------------------------------------------------------------------------------------------------------------------------------------
Total - All Properties (2)                                        181          20,546,468                94.6%              95.1%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                    SQUARE FEET AS A % OF                    NOI AS A %
PROPERTY                                                   PROPERTY TYPE        TOTAL PORTFOLIO  PROPERTY TYPE     TOTAL PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL PROPERTIES

LONG ISLAND INDUSTRIAL PROPERTIES

         Vanderbilt Industrial Park,  Hauppauge, NY (1)         34.5%              11.4%               25.6%              3.3%

         Airport International Plaza, Bohemia, NY               19.1%               6.3%               22.3%              2.9%

         County Line Industrial Center, Melville, NY             5.1%               1.7%                5.5%              0.7%

      Other Submarkets

         Farmingdale                                             7.7%               2.5%                8.7%              1.1%

         Melville                                                3.7%               1.2%                6.1%              0.8%

         Islip/Islandia                                          3.1%               1.0%                2.3%              0.3%

         Hauppauge                                               2.9%               1.0%                3.7%              0.5%

         Other                                                  10.4%               3.4%               10.4%              1.4%
------------------------------------------------------------------------------------------------------------------------------------

      Subtotal - Long Island Industrial (2)                     86.4%              28.4%               84.6%             11.1%
------------------------------------------------------------------------------------------------------------------------------------

Stand-alone Westchester Industrial Properties                    2.1%               0.7%                4.0%              0.5%

Stand-alone Connecticut Industrial  Properties                   6.7%               2.2%                4.7%              0.6%

Stand-alone New Jersey  Industrial Properties                    4.8%               1.6%                6.7%              0.9%

------------------------------------------------------------------------------------------------------------------------------------
Subtotal-
      Industrial Properties (2)                                100.0%              32.9%              100.0%             13.1%
------------------------------------------------------------------------------------------------------------------------------------



Retail Properties                                                0.1%               0.1%                0.0%              0.0%


------------------------------------------------------------------------------------------------------------------------------------
Total - All Properties (2)                                     100.0%             100.0%              100.0%            100.0%
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

(1) Rentable square feet includes a 56,875 square foot vacant building under redevelopment; percent leased excludes this property.
(2) Percent leased excludes properties under development.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
LEASING STATISTICS
For the 3 months ended March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                        EXECUTED LEASES (A)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                       # of         Total                Average            Average                  Average
                                   Transactions    Sq. Ft.              Base Rent       Effective Rent             Term (Years)
------------------------------------------------------------------------------------------------------------------------------------
Office Portfolio
       Long Island
          Operational                   11         64,396                 $26.30            $24.58                     5.3
          Development                    1         70,000                 $34.51            $24.96                     8.0
       Westchester                      17        109,205                 $25.13            $23.01                     4.8
       Connecticut                       4          7,282                 $29.08            $26.29                     3.6
       New Jersey
          Operational                    3         22,187                 $23.07            $21.26                     5.5
          Development                    1        123,000                 $36.13            $28.67                    10.0
       New York City                     9         75,661                 $52.24            $47.68                     9.9

------------------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average                 46        471,731                 $33.86            $28.91                     7.5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Industrial Portfolio
       Long Island                      11        283,138                 $6.05              $5.61                     5.3

------------------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average                 11        283,138                 $6.05              $5.61                     5.3
------------------------------------------------------------------------------------------------------------------------------------

RESEARCH & DEVELOPMENT PORTFOLIO
       Long Island
          Operational                    4         61,011                 $11.28            $10.59                     5.5
          Development                    1         40,880                 $15.85            $11.31                     7.0

------------------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average                  5        101,891                 $13.11            $10.88                     6.1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Portfolio Totals                        62        856,760
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                          SAME SPACE STATISTICS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  Total                 Base Rent                                  GAAP Rent
Property Type                    Sq. Ft.   Expiration   Current (b)     % Change     Expiration     Current (b)     % Change
------------------------------------------------------------------------------------------------------------------------------------
Office                           224,929     $24.56        $27.83        13.3%         $23.96          $29.42        22.8%
Industrial                       283,138      $5.32        $5.65          6.2%          $5.00           $5.81        16.2%
Research & Development            61,011      $9.98        $10.58         6.0%          $9.49          $11.20        18.0%

------------------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average          569,078     $13.42        $14.95        11.3%         $12.98          $15.72        21.2%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                              TENANT RETENTION
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  Leases                    Sq. Ft                     Sq. Ft                  Renewal
Property Type                  Expiring (c)              Expiring (c)                 Renewing                Percentage
------------------------------------------------------------------------------------------------------------------------------------
Office                              29                     164,520                    134,806                    81.9%
Industrial                           7                     162,738                    162,738                   100.0%
Research & Development               2                       6,853                      6,853                   100.0%

------------------------------------------------------------------------------------------------------------------------------------

Totals                              38                     334,111                    304,397                    91.1%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

(a) Includes new and renewed leases during the period
(b) Represents either renewed or released space
(c) Includes early renewals

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEASING STATISTICS
For the 12 months ended March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                            EXECUTED LEASES (A)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                         # of            Total            Average          Average         Average
                                     Transactions       Sq. Ft.          Base Rent      Effective Rent   Term (Years)
------------------------------------------------------------------------------------------------------------------------------------
OFFICE PORTFOLIO
       Long Island
          Operational                     63            390,967          $   26.51       $   24.17          5.8
          Development                      4            112,473          $   34.46       $   26.28          8.3
       Westchester                        75            521,753          $   25.05       $   23.13          5.1
       Connecticut                        22             97,439          $   31.98       $   31.33          5.0
       New Jersey
          Operational                     23            390,135          $   28.40       $   26.45          3.4
          Development                      1            123,000          $   36.13       $   28.67         10.0
       New York City                      19            147,205          $   58.51       $   53.25         10.3

------------------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average                  207          1,782,972          $   30.60       $   27.60          5.8
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL PORTFOLIO
       Long Island                        50            802,212          $    6.70       $    6.35          6.3
       New Jersey                          3             84,985          $    8.36       $    7.08          5.0

------------------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average                   53            887,197          $    6.86       $    6.42          6.2
------------------------------------------------------------------------------------------------------------------------------------

RESEARCH & DEVELOPMENT PORTFOLIO
       Long Island
          Operational                      7            167,999          $   11.18       $   10.59          5.0
          Development                      1             40,880          $   15.85       $   11.31          7.0
       New Jersey                          1             13,013          $   17.60       $   12.02          5.0

------------------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average                    9            221,892          $   12.42       $   10.81          5.4
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO TOTALS                         269          2,892,061
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         SAME SPACE STATISTICS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                            Total                            Base Rent                                      GAAP Rent
Property Type              Sq. Ft.          Expiration      Current (b)      % Change       Expiration      Current (b)    % Change
------------------------------------------------------------------------------------------------------------------------------------
Office                    1,312,634          $   24.21       $   27.25         12.6%        $   23.54       $   28.42         20.7%
Industrial                  851,171          $    5.89       $    6.30          7.0%        $    5.59       $    6.75         20.8%
Research & Development      193,899          $   11.20       $   11.17         -0.3%        $   10.11       $   11.60         14.7%

------------------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average   2,357,704          $   16.53       $   18.36         11.1%        $   15.96       $   19.21         20.4%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 TENANT RETENTION
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              Leases          Sq. Ft              Sq. Ft             Renewal
Property Type                Expiring (c)   Expiring (c)         Renewing           Percentage
------------------------------------------------------------------------------------------------------------------------------------
Office                         156           1,081,819             674,052             62.3%
Industrial                      38             743,709             534,913             71.9%
Research & Development          10             410,437             160,853             39.2%

------------------------------------------------------------------------------------------------------------------------------------

Totals                         204           2,235,965           1,369,818             61.3%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

(a) Includes new and renewed leases during the period
(b) Represents either renewed or released space
(c) Includes early renewals

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE
As of March 31, 2002



                                                    TOTAL PORTFOLIO

------------------------------------------------------------------------------------------------------------------------------------
                                        Number of                  Square                  % of Total                 Cumulative
Year of                                  Leases                     Feet                     Leased                   % of Total
Expiration                              Expiring                  Expiring                   Sq Ft                   Leased Sq Ft
------------------------------------------------------------------------------------------------------------------------------------
2002                                       125                      914,376                   4.7%                       4.7%
2003                                       171                    1,865,269                   9.7%                      14.4%
2004                                       207                    1,919,215                  10.0%                      24.4%
2005                                       234                    2,677,888                  13.9%                      38.3%
2006                                       220                    2,655,738                  13.8%                      52.1%
2007                                       102                    1,449,568                   7.5%                      59.6%
2008 and thereafter                        285                    7,777,393                  40.4%                     100.0%
------------------------------------------------------------------------------------------------------------------------------------

Total/Weighted Average                   1,344                   19,259,447                 100.0%                          -
------------------------------------------------------------------------------------------------------------------------------------


                                                           OFFICE PORTFOLIO

-----------------------------------------------------------------------------------------------------------------------------------
                                        Number of                  Square                  % of Total                 Cumulative
Year of                                  Leases                     Feet                     Leased                   % of Total
Expiration                              Expiring                  Expiring                   Sq Ft                   Leased Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
2002                                       110                      717,701                   5.5%                       5.5%
2003                                       144                    1,194,619                   9.2%                      14.7%
2004                                       164                    1,258,327                   9.7%                      24.3%
2005                                       202                    1,758,707                  13.5%                      37.8%
2006                                       176                    1,713,357                  13.1%                      51.0%
2007                                        78                    1,143,858                   8.8%                      59.7%
2008 and thereafter                        226                    5,248,058                  40.3%                     100.0%
-----------------------------------------------------------------------------------------------------------------------------------

Total/Weighted Average                   1,100                   13,034,627                 100.0%                          -
-----------------------------------------------------------------------------------------------------------------------------------



                                                    INDUSTRIAL/R&D PORTFOLIO

------------------------------------------------------------------------------------------------------------------------------------
                                        Number of                  Square                  % of Total                 Cumulative
Year of                                  Leases                     Feet                     Leased                   % of Total
Expiration                              Expiring                  Expiring                   Sq Ft                   Leased Sq Ft
------------------------------------------------------------------------------------------------------------------------------------
2002                                        15                      196,675                   3.2%                       3.2%
2003                                        27                      670,650                  10.8%                      13.9%
2004                                        43                      660,888                  10.6%                      24.6%
2005                                        32                      919,181                  14.8%                      39.3%
2006                                        44                      942,381                  15.1%                      54.5%
2007                                        24                      305,710                   4.9%                      59.4%
2008 and thereafter                         59                    2,529,335                  40.6%                     100.0%
------------------------------------------------------------------------------------------------------------------------------------

Total/Weighted Average                     244                    6,224,820                 100.0%                          -
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE
As of March 31, 2002



                                     LONG ISLAND OFFICE (EXCLUDING OMNI)

--------------------------------------------------------------------------------------------------------------
                                  Number of      Square     % of Total     Cumulative    Expiring   Expiring
Year of                             Leases        Feet        Leased       % of Total      GAAP       Cash
Expiration                         Expiring     Expiring       Sq Ft      Leased Sq Ft   Rent (1)   Rent (2)
--------------------------------------------------------------------------------------------------------------
2002                                  22            78,420      2.5%          2.5%        $23.82     $26.06
2003                                  46           322,001     10.2%         12.6%        $24.32     $26.83
2004                                  48           306,231      9.7%         22.3%        $23.23     $24.46
2005                                  67           402,049     12.7%         35.0%        $25.14     $28.04
2006                                  44           169,206      5.3%         40.4%        $26.40     $28.69
2007                                  26           411,249     13.0%         53.3%        $24.57     $30.45
2008 and thereafter                   74         1,477,312     46.7%        100.0%          -             -
--------------------------------------------------------------------------------------------------------------

Total/Weighted Average               327         3,166,468    100.0%           -             -            -
--------------------------------------------------------------------------------------------------------------



                                                      OMNI

--------------------------------------------------------------------------------------------------------------
                                  Number of      Square     % of Total     Cumulative    Expiring   Expiring
Year of                             Leases        Feet        Leased       % of Total      GAAP       Cash
Expiration                         Expiring     Expiring       Sq Ft      Leased Sq Ft   Rent (1)   Rent (2)
--------------------------------------------------------------------------------------------------------------
2002                                   2            33,890      6.3%          6.3%         $33.55    $36.68
2003                                   3            49,793      9.3%         15.6%         $29.54    $35.16
2004                                   5           113,793     21.2%         36.8%         $27.27    $34.74
2005                                   6            59,115     11.0%         47.8%         $27.91    $35.45
2006                                   -            -           0.0%         47.8%              -         -
2007                                   2            59,722     11.1%         59.0%         $26.86    $34.41
2008 and thereafter                    9           220,105     41.0%        100.0%              -         -
--------------------------------------------------------------------------------------------------------------

Total/Weighted Average                27           536,418    100.0%             -              -         -
--------------------------------------------------------------------------------------------------------------



                                               WESTCHESTER OFFICE

--------------------------------------------------------------------------------------------------------------
                                  Number of      Square     % of Total     Cumulative    Expiring   Expiring
Year of                             Leases        Feet        Leased       % of Total      GAAP       Cash
Expiration                         Expiring     Expiring       Sq Ft      Leased Sq Ft   Rent (1)   Rent (2)
--------------------------------------------------------------------------------------------------------------
2002                                  38           275,301      8.9%          8.9%         $21.76     $22.70
2003                                  47           243,025      7.8%         16.7%         $22.22     $23.88
2004                                  35           171,448      5.5%         22.2%         $21.40     $22.46
2005                                  48           457,964     14.8%         37.0%         $22.94     $24.01
2006                                  39           718,904     23.2%         60.2%         $22.69     $24.47
2007                                  29           416,130     13.4%         73.6%         $24.85     $27.41
2008 and thereafter                   35           819,165     26.4%        100.0%              -      -
--------------------------------------------------------------------------------------------------------------

Total/Weighted Average               271         3,101,937     100.0%            -              -      -
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------

(1) Represents annualized straightline rent as of the lease expiration date
(2) Represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE
As of March 31, 2002



                                              STAMFORD OFFICE

------------------------------------------------------------------------------------------------------------------
                                      Number of      Square     % of Total     Cumulative    Expiring   Expiring
Year of                                 Leases        Feet        Leased       % of Total      GAAP       Cash
Expiration                             Expiring     Expiring       Sq Ft      Leased Sq Ft   Rent (1)   Rent (2)
------------------------------------------------------------------------------------------------------------------
2002                                      17            45,536      4.3%          4.3%        $24.67     $25.56
2003                                      21           145,485     13.8%         18.1%        $30.85     $31.72
2004                                      28           236,570     22.4%         40.5%        $21.92     $23.08
2005                                      21           118,584     11.2%         51.7%        $26.63     $28.57
2006                                      24           291,313     27.6%         79.3%        $24.17     $25.06
2007                                       9            92,541      8.8%         88.1%        $31.92     $34.29
2008 and thereafter                        7           125,617     11.9%        100.0%           -          -
------------------------------------------------------------------------------------------------------------------

Total/Weighted Average                   127         1,055,646    100.0%          -              -          -
------------------------------------------------------------------------------------------------------------------



                                                NEW JERSEY OFFICE

------------------------------------------------------------------------------------------------------------------
                                      Number of      Square     % of Total     Cumulative    Expiring   Expiring
Year of                                 Leases        Feet        Leased       % of Total      GAAP       Cash
Expiration                             Expiring     Expiring       Sq Ft      Leased Sq Ft   Rent (1)   Rent (2)
------------------------------------------------------------------------------------------------------------------
2002                                      15           123,058      7.0%          7.0%        $20.08     $20.78
2003                                      20           319,328     18.1%         25.1%        $27.16     $28.21
2004                                      28           206,608     11.7%         36.8%        $23.08     $23.89
2005                                      27           271,611     15.4%         52.3%        $23.78     $24.81
2006                                      17           192,248     10.9%         63.2%        $24.40     $25.87
2007                                       3            46,639      2.6%         65.8%        $20.89     $23.69
2008 and thereafter                       17           602,282     34.2%        100.0%           -          -
------------------------------------------------------------------------------------------------------------------

Total/Weighted Average                   127         1,761,774    100.0%           -             -          -
------------------------------------------------------------------------------------------------------------------




                                              NEW YORK CITY OFFICE

------------------------------------------------------------------------------------------------------------------
                                      Number of      Square     % of Total     Cumulative    Expiring   Expiring
Year of                                 Leases        Feet        Leased       % of Total      GAAP       Cash
Expiration                             Expiring     Expiring       Sq Ft      Leased Sq Ft   Rent (1)   Rent (2)
------------------------------------------------------------------------------------------------------------------
2002                                      16           161,496      4.7%          4.7%        $35.76      $34.14
2003                                       7           114,987      3.4%          8.1%        $32.08      $33.00
2004                                      20           223,677      6.6%         14.7%        $36.24      $39.53
2005                                      33           449,384     13.2%         27.8%        $35.52      $38.07
2006                                      52           341,686     10.0%         37.8%        $30.16      $31.81
2007                                       9           117,577      3.4%         41.3%        $34.16      $36.93
2008 and thereafter                       84         2,003,577     58.7%        100.0%           -           -
------------------------------------------------------------------------------------------------------------------

Total/Weighted Average                   221         3,412,384    100.0%           -             -           -
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------


(1) Represents annualized straightline rent as of the lease expiration date
(2) Represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE
As of March 31, 2002



                                             INDUSTRIAL

----------------------------------------------------------------------------------------------------------------
                                     Number of     Square      % of Total    Cumulative     Expiring  Expiring
Year of                               Leases        Feet         Leased      % of Total       GAAP      Cash
Expiration                           Expiring     Expiring       Sq Ft      Leased Sq Ft    Rent (1)  Rent (2)
----------------------------------------------------------------------------------------------------------------
2002                                    14           192,055      3.8%           3.8%        $6.79      $7.34
2003                                    22           578,712     11.3%          15.1%        $5.67      $6.77
2004                                    34           561,670     11.0%          26.1%        $6.56      $7.61
2005                                    25           461,741      9.0%          35.1%        $5.90      $7.43
2006                                    38           859,320     16.8%          52.0%        $6.64      $7.85
2007                                    20           220,266      4.3%          56.3%        $7.57      $9.19
2008 and thereafter                     45         2,231,320     43.7%         100.0%          -          -
----------------------------------------------------------------------------------------------------------------

Total / Weighted Average               198         5,105,084    100.0%           -             -          -
----------------------------------------------------------------------------------------------------------------



                                          RESEARCH & DEVELOPMENT

----------------------------------------------------------------------------------------------------------------
                                     Number of     Square      % of Total    Cumulative     Expiring  Expiring
Year of                               Leases        Feet         Leased      % of Total       GAAP      Cash
Expiration                           Expiring     Expiring       Sq Ft      Leased Sq Ft    Rent (1)  Rent (2)
----------------------------------------------------------------------------------------------------------------
2002                                     1             4,620      0.4%           0.4%        $12.85    $13.59
2003                                     5            91,938      8.2%           8.6%        $10.36    $10.76
2004                                     9            99,218      8.9%          17.5%        $13.86    $15.07
2005                                     7           457,440     40.9%          58.3%         $8.98    $11.14
2006                                     6            83,061      7.4%          65.8%        $18.53    $21.50
2007                                     4            85,444      7.6%          73.4%        $12.60    $13.95
2008 and thereafter                     14           298,015     26.6%         100.0%          -          -
----------------------------------------------------------------------------------------------------------------

Total / Weighted Average                46         1,119,736    100.0%           -             -          -
----------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------

(1) Represents annualized straightline rent as of the lease expiration date.
(2) Represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs.

-------------------------------------------------------------------------------

LEASE EXPIRATION COMPARISON

Expiring Rents vs. Reckson Forecast Rents (a)
Office Portfolio

[GRAPHIC OMITTED]

As of March 31, 2002



                                   CBD OFFICE PORTFOLIO               SUBURBAN OFFICE PORTFOLIO
                                 460,000 SQ. FT. EXPIRING            1.4 MILLION SQ. FT. EXPIRING
                                 ------------------------            ----------------------------
CASH
Expiring                                  $31.34                                $31.95
Forecasted (b)                            $41.71                                $42.32
Increase                                    33%                                  32%

GAAP
Expiring Rent                             $25.12                                $23.84
Forecasted (b)                            $25.33                                $25.98
Increase                                    1%                                   10%



(a) Represents leases expiring during 2002 and 2003.
(b) Company's forecast rent for space to be re-leased.
    There can be no assurance that the Company's properties can achieve such rents.

-------------------------------------------------------------------------------
LEASE DISTRIBUTION
As of March 31, 2002

     OFFICE PORTFOLIO (A)


---------------------------------------------------------------------------------------------------------------------------
                                    Leased        % of Occupied     Contract          % of           Weighted Avg
Square Feet Under Lease              Sq Ft            Sq Ft         Rent (b)      Contract Rent     Maturity (Years)
---------------------------------------------------------------------------------------------------------------------------
2,500 or Less                        486,081            3.7%     $12,479,770            3.5%              3.9
2,501 - 5,000                        875,222            6.7%      22,519,489            6.3%              3.8
5,001 - 10,000                     1,474,453           11.3%      41,381,673           11.5%              4.3
10,001 - 20,000                    2,258,884           17.3%      63,133,997           17.6%              4.8
20,001 - 40,000                    2,886,091           22.1%      82,368,395           22.9%              5.4
40,001 - 60,000                    1,127,597            8.7%      29,189,745            8.1%              6.3
60,001 - 100,000                   1,434,221           11.0%      31,547,471            8.8%              6.5
100,001 or Greater                 2,492,078           19.1%      76,599,379           21.3%             10.1
---------------------------------------------------------------------------------------------------------------------------

Total                             13,034,627          100.0%    $359,219,918          100.0%              6.1
---------------------------------------------------------------------------------------------------------------------------



     INDUSTRIAL PORTFOLIO


---------------------------------------------------------------------------------------------------------------------------
                                    Leased        % of Occupied     Contract          % of           Weighted Avg
Square Feet Under Lease              Sq Ft            Sq Ft         Rent (b)      Contract Rent     Maturity (Years)
---------------------------------------------------------------------------------------------------------------------------
10,000 or Less                       651,880           10.5%      $5,779,384           12.7%              4.3
10,001 - 20,000                      619,399           10.0%       5,118,386           11.3%              3.3
20,001 - 40,000                    1,163,699           18.7%       8,505,788           18.7%              3.6
40,001 - 60,000                      910,304           14.6%       7,639,439           16.8%              4.9
60,001 - 100,000                     683,560           11.0%       5,081,161           11.2%              6.4
100,001 or Greater                 2,195,978           35.3%      13,296,910           29.3%              6.4
---------------------------------------------------------------------------------------------------------------------------

Total                              6,224,820          100.0%     $45,421,068          100.0%              5.1
---------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

(a) Excludes office property located in Orlando, FL.
(b) Represents contract rent in place for the 12 month period April 1, 2002 through March 31, 2003.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NON-INCREMENTAL REVENUE GENERATING CAPITAL EXPENDITURES, TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS


      The following table summarizes the expenditures incurred for capital expenditures for the entire portfolio and tenant improvements and leasing commissions for space leased at the Company's office and industrial properties for the years 1998 through 2001 and the three months ended March 31, 2002.




-------------------------------------------------------------------------------
           NON-INCREMENTAL REVENUE GENERATING CAPITAL EXPENDITURES
-------------------------------------------------------------------------------


                                                                                                 Average
                                  1998            1999            2000           2001           1998-2001         2002
                             --------------  --------------- --------------  --------------- --------------- ---------------
Suburban Office Properties
   Total                     $   2,004,976   $   2,298,899   $   3,289,116   $   4,606,069   $   3,049,765   $   1,252,454
   Per Square Foot                    0.23            0.23            0.33            0.45            0.31   $        0.12

NYC Office Properties
   Total                             N/A             N/A     $     946,718   $   1,584,501   $   1,265,610   $     147,258
   Per Square Foot                   N/A             N/A              0.38            0.45            0.42   $        0.04

Industrial Properties
   Total                     $   1,205,266   $   1,048,688   $     813,431   $     711,666   $     944,763   $     112,022
   Per Square Foot                    0.12            0.11            0.11            0.11            0.11$           0.02




             Non-Incremental Revenue Generating Tenant Improvements and Leasing Commissions
-----------------------------------------------------------------------------------------------------------------------------------
                                          1998                      1999                       2000                      2001
                                     ---------------            --------------            ---------------            --------------
  Long Island Office Properties
    Tenant Improvements                  $1,140,251                $1,009,357                 $2,853,706                $2,722,457
    Per Square Foot Improved                   3.98                      4.73                       6.99                      8.47
    Leasing Commissions                    $418,191                  $551,762                 $2,208,604                $1,444,412
    Per Square Foot Leased                     1.46                      2.59                       4.96                      4.49
                                     ---------------            --------------            ---------------            --------------
     Total Per Square Foot                    $5.44                     $7.32                     $11.95                    $12.96
                                     ===============            ==============            ===============            ==============

  Westchester Office Properties
    Tenant Improvements                    $711,160                $1,316,611                 $1,860,027                $2,584,728
    Per Square Foot Improved                   4.45                      5.62                       5.72                      5.91
    Leasing Commissions                    $286,150                  $457,730                   $412,226                $1,263,012
    Per Square Foot Leased                     1.79                      1.96                       3.00                      2.89
                                     ---------------            --------------            ---------------            --------------
     Total Per Square Foot                    $6.24                     $7.58                      $8.72                     $8.80
                                     ===============            ==============            ===============            ==============

  Connecticut Office Properties
    Tenant Improvements                    $202,880                  $179,043                   $385,531                  $213,909
    Per Square Foot Improved                   5.92                      4.88                       4.19                      1.46
    Leasing Commissions                    $151,063                  $110,252                   $453,435                  $209,322
    Per Square Foot Leased                     4.41                      3.00                       4.92                      1.43
                                     ---------------            --------------            ---------------            --------------
     Total Per Square Foot                   $10.33                     $7.88                      $9.11                     $2.89
                                     ===============            ==============            ===============            ==============

  New Jersey Office Properties
    Tenant Improvements                    $654,877                  $454,054                 $1,580,323                $1,146,385
    Per Square Foot Improved                   3.78                      2.29                       6.71                      2.92
    Leasing Commissions                    $396,127                  $787,065                 $1,031,950                $1,602,962
    Per Square Foot Leased                     2.08                      3.96                       4.44                      4.08
                                     ---------------            --------------            ---------------            --------------
     Total Per Square Foot                    $5.86                     $6.25                     $11.15                     $7.00
                                     ===============            ==============            ===============            ==============

  New York City Office Properties
    Tenant Improvements                   N/A                        N/A                         $65,267                  $788,930
    Per Square Foot Improved              N/A                        N/A                            1.79                     15.69
    Leasing Commissions                   N/A                        N/A                        $418,185                $1,098,829
    Per Square Foot Leased                N/A                        N/A                           11.50                     21.86
                                     ---------------            --------------            ---------------            --------------
     Total Per Square Foot                N/A                        N/A                          $13.29                    $37.55
                                     ===============            ==============            ===============            ==============

  Industrial Properties
    Tenant Improvements                    $283,842                  $375,646                   $650,216                $1,366,488
    Per Square Foot Improved                   0.76                      0.25                       0.95                      1.65
    Leasing Commissions                    $200,154                  $835,108                   $436,506                  $354,572
    Per Square Foot Leased                     0.44                      0.56                       0.64                      0.43
                                     ---------------            --------------            ---------------            --------------
     Total Per Square Foot                    $1.20                     $0.81                      $1.59                     $2.08
                                     ===============            ==============            ===============            ==============



                                         Average
                                        1998-2001                      2002                        New                  Renewal
                                    ------------------            ----------------            ---------------         ------------
  Long Island Office Properties
    Tenant Improvements                    $1,931,443                    $408,299                   $320,921              $87,378
    Per Square Foot Improved                     6.04                        6.34                      13.81                 2.12
    Leasing Commissions                    $1,155,742                    $250,157                   $175,216              $74,941
    Per Square Foot Leased                       3.38                        3.88                       7.54                 1.82
                                    ------------------            ----------------            ---------------         ------------
     Total Per Square Foot                      $9.42                      $10.23                     $21.35                $3.94
                                    ==================            ================            ===============         ============

  Westchester Office Properties
    Tenant Improvements                    $1,618,132                    $740,852                   $644,517              $96,335
    Per Square Foot Improved                     5.43                        7.61                      13.14                 2.00
    Leasing Commissions                      $604,780                    $359,568                   $209,738             $149,830
    Per Square Foot Leased                       2.41                        3.69                       4.27                 3.10
                                    ------------------            ----------------            ---------------         ------------
     Total Per Square Foot                      $7.84                      $11.30                     $17.41                $5.10
                                    ==================            ================            ===============         ============

  Connecticut Office Properties
    Tenant Improvements                      $245,341                     $58,218                    $56,498               $1,720
    Per Square Foot Improved                     4.11                        7.99                      11.63                 0.71
    Leasing Commissions                      $231,018                     $31,498                    $31,498                   $0
    Per Square Foot Leased                       3.44                        4.33                       6.48                 -
                                    ------------------            ----------------            ---------------         ------------
     Total Per Square Foot                      $7.55                      $12.32                     $18.11                 0.71
                                    ==================            ================            ===============         ============

  New Jersey Office Properties
    Tenant Improvements                      $958,910                    $216,839                    $66,674             $150,165
    Per Square Foot Improved                     3.93                        9.77                      11.79                 9.08
    Leasing Commissions                      $954,526                     $11,068                    $11,068                   $0
    Per Square Foot Leased                       3.64                        0.50                       1.96                 -
                                    ------------------            ----------------            ---------------         ------------
     Total Per Square Foot                      $7.57                      $10.27                     $13.75                $9.08
                                    ==================            ================            ===============         ============

  New York City Office Properties
    Tenant Improvements                      $427,099                  $1,282,734                   $602,100             $680,634
    Per Square Foot Improved                     8.74                       21.64                      16.28                30.54
    Leasing Commissions                      $758,507                    $588,161                   $304,300             $283,861
    Per Square Foot Leased                      16.68                        9.92                       8.23                12.74
                                    ------------------            ----------------            ---------------         ------------
     Total Per Square Foot                     $25.42                      $31.56                     $24.50               $43.28
                                    ==================            ================            ===============         ============

  Industrial Properties
    Tenant Improvements                      $669,048                    $586,466                   $577,373               $9,093
    Per Square Foot Improved                     0.90                        1.70                       4.17                 -
    Leasing Commissions                      $456,585                    $292,487                   $251,687              $40,800
    Per Square Foot Leased                       0.52                        0.85                       1.82                 0.20
                                    ------------------            ----------------            ---------------         ------------
     Total Per Square Foot                      $1.42                       $2.55                      $5.98                $0.20
                                    ==================            ================            ===============         ============



                                       25

CLASS A OFFICE STATISTICS

LONG ISLAND STATISTICS

                                          1998             1999             2000             2001             1Q02
                                          ----             ----             ----             ----             ----
Direct Vacancy                               6.1%             5.6%             6.3%             7.7%             7.1%
Overall Vacancy                              6.7%             6.5%             8.4%            11.9%            11.4%
Average Asking Rental Rates              $  27.23         $  27.69         $  28.86         $  30.06         $  29.88


WESTCHESTER STATISTICS

                                          1998             1999             2000             2001             1Q02
                                          ----             ----             ----             ----             ----
Direct Vacancy                              16.4%            15.0%            10.7%            16.3%            15.1%
Overall Vacancy                             19.2%            16.3%            12.0%            20.5%            19.2%
Average Asking Rental Rates              $  26.67         $  27.23         $  29.62         $  30.15         $  29.96


SOUTHERN CONNECTICUT STATISTICS
                                          1998             1999             2000             2001             1Q02
                                          ----             ----             ----             ----             ----
Direct Vacancy                               3.6%             4.0%             7.2%             8.8%             8.2%
Overall Vacancy                              4.2%             4.7%             8.1%            13.6%            13.7%
Average Asking Rental Rates              $  32.22         $  31.78         $  44.41         $  36.10         $  37.39


NORTHERN NEW JERSEY STATISTICS

                                          1998             1999             2000             2001             1Q02
                                          ----             ----             ----             ----             ----
Direct Vacancy                               5.3%             4.6%             6.5%             8.1%             8.0%
Overall Vacancy                              7.5%             7.1%             9.9%            13.4%            13.9%
Average Asking Rental Rates              $  27.42         $  28.52         $  29.66         $  30.92         $  30.43


Source: Cushman & Wakefield

NEW YORK CITY CLASS A OFFICE STATISTICS

[GRAPHICS OMITTED]

AVERAGE ASKING RENTS

                                             1998        1999        2000         2001        1Q02
                                             ----        ----        ----         ----        ----
Financial East                             $ 40.21     $ 37.64     $ 52.90      $ 48.07     $ 47.98
Midtown West Side                          $ 43.36     $ 48.28     $ 60.89      $ 61.22     $ 58.10
Midtown East Side                          $ 47.85     $ 51.18     $ 61.46      $ 59.81     $ 60.04
6th Ave./Rockefeller Center                $ 51.33     $ 53.12     $ 65.91      $ 67.15     $ 66.53



                                             1998        1999        2000         2001        1Q02
                                             ----        ----        ----         ----        ----
FINANCIAL EAST
Overall Vacancy                                7.3%        4.1%        2.1%         7.0%       12.4%
Direct Vacancy                                 6.6%        3.4%        1.4%         2.3%        8.5%

MIDTOWN WEST
Overall Vacancy                                4.3%        6.0%        2.7%         6.2%        6.7%
Direct Vacancy                                 3.3%        4.6%        2.4%         4.0%        4.2%

MIDTOWN EAST
Overall Vacancy                                8.0%        5.0%        2.6%         8.9%       10.5%
Direct Vacancy                                 6.0%        3.8%        1.9%         3.1%        4.3%

6TH AVE/ROCK CTR
Overall Vacancy                                5.0%        2.6%        1.2%         4.3%        6.1%
Direct Vacancy                                 2.2%        1.6%        0.9%         2.7%        2.8%

Source: Cushman & Wakefield

Breakdown of New York City Revenue:
              Midtown West Side 36%
              Midtown East Side 36%
              6th Ave./Rockefeller Center 16%
              Financial East 12%

LONG ISLAND SUBMARKET CLASS A OFFICE STATISTICS

[GRAPHICS OMITTED]

AVERAGE ASKING RENTS

                                             1998        1999        2000         2001        1Q02
                                             ----        ----        ----         ----        ----

Central Nassau County                      $ 29.10     $ 29.93      $ 31.15     $ 31.94      $ 31.85
Western Suffolk County                     $ 26.22     $ 27.34      $ 28.22     $ 30.06      $ 29.70
Eastern Nassau County                      $ 27.49     $ 26.23      $ 28.75     $ 29.02      $ 28.99


DIRECT VACANCY RATES
                                             1998        1999        2000         2001        1Q02
                                             ----        ----        ----         ----        ----
Central Nassau County                          5.1%        5.1%         4.7%        5.6%         5.8%
Western Suffolk County                         7.7%       11.6%        15.4%       17.5%        14.1%
Eastern Nassau County                          4.9%        0.9%         1.4%        1.2%         1.5%


Source: Cushman & Wakefield

Breadown of Long Island office revenue:
              Central Nassau 51%
              Western Suffolk 34%
              Eastern Nassau 7%
              Other 8%

WESTCHESTER SUBMARKETS CLASS A OFFICE STATISTICS

[GRAPHICS OMITTED]

DIRECT VACANCY RATES

                                             1998        1999        2000         2001        1Q02
                                             ----        ----        ----         ----        ----
Central                                     12.3%       13.5%       12.0%        20.6%       20.0%
Tarrytown / Western                          7.8%        8.0%        6.0%         8.4%       10.6%
Eastern                                     12.2%       10.1%        8.1%        16.6%        8.7%
White Plains CBD                            22.7%       22.6%       11.5%        15.3%       14.6%

AVERAGE ASKING RENTS

                                           1998        1999        2000         2001        1Q02
                                           ----        ----        ----         ----        ----
Central                                  $ 22.91     $ 27.07     $ 28.49      $ 29.53     $ 29.38
Tarrytown/Western                        $ 24.66     $ 27.30     $ 27.03      $ 28.37     $ 28.44
Eastern                                  $ 29.35     $ 27.70     $ 29.65      $ 30.62     $ 30.48
White Plains CBD                         $ 26.84     $ 27.44     $ 30.62      $ 30.52     $ 30.58


Source: Cushman & Wakefield

Breakdown of Westchester office revenue:
              Tarrytown / Western 27%
              White Plains 24%
              Central 26%
              Eastern 17%
              Other 6%

Note: The 20% vacancy in Central Westchester is impacted by IBM selling a 383,000 owner occupied building. The location of this building is not easily accessible to major thoroughfares and employee bedroom communities. Excluding this building the vacancy rate is 18%.

NEW JERSEY SUBMARKETS CLASS A OFFICE STATISTICS

[GRAPHICS OMITTED]

AVERAGE ASKING RENTS

                                             1998        1999        2000         2001        1Q02
                                             ----        ----        ----         ----        ----
Essex County                               27.74        28.78       28.90       30.24        29.83
Bergen County                              27.37        28.07       29.41       29.78        29.47
Mercer County                              24.49        27.46       30.32       30.06        32.02

Direct Vacancy Rates


                                             1998        1999        2000         2001        1Q02
                                             ----        ----        ----         ----        ----
Essex County                                3.30%        6.00%       9.60%       6.80%        8.40%
Bergen County                               6.80%        5.30%       5.10%       9.90%        9.50%
Mercer County                               1.50%        5.20%       6.30%       6.20%        6.20%


Source: Cushman & Wakefield

Breakdown of New Jersey office revenue:
              Essex County 51%
              Bergen County 10%
              Mercer County 7%
              Other 32%

--------------------------------------------------------------------------------
VALUE CREATION PIPELINE
As of March 31, 2002

----------------------------------------------------------------------------------------------------------------------------
                                                                     Square Feet/       Investment          Anticipated
Stage / Property                                                         Acres            To Date       Total Investment (a)
----------------------------------------------------------------------------------------------------------------------------

PROJECTS IN STABILIZATION
-------------------------

Melville Expressway Corporate Center, Melville, NY ( Phase I )          277,500                           $   50,000,000

----------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN STABILIZATION                                         277,500         $ 48,492,835      $   50,000,000
----------------------------------------------------------------------------------------------------------------------------

PROJECTS UNDER DEVELOPMENT OR REPOSITIONING
-------------------------------------------

103 JFK Expressway, Short Hills, NJ                                     123,000                           $   32,800,000

400 Moreland Road, Commack, NY                                           56,875                           $    2,967,000

----------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS UNDER DEVELOPMENT OR REPOSITIONING                       179,875         $ 28,697,820      $   35,767,000
----------------------------------------------------------------------------------------------------------------------------

PROJECTS IN PLANNING
--------------------

Melville Square Corporate Center II, Melville, NY                       255,000                           $   33,660,000

University Square , Princeton, NJ                                       315,000                           $   50,397,000

Melville Expressway Corporate Center, Melville, NY ( Phase II )         277,500                           $   49,290,000

Reckson Executive Park, Rye Brook, NY                                   345,000                           $   55,799,000

AIP 2001, Islip, NY                                                      71,000                           $    5,692,000

Landmark 7, Stamford, CT                                                 61,000                           $   13,208,000

Giralda Farms , Morris County, NJ                                       430,000                           $   80,091,000

----------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN PLANNING                                            1,754,500         $ 66,875,063      $  288,137,000
----------------------------------------------------------------------------------------------------------------------------

LAND
----

70 Andrews Road, Hicksville, NY                                             3.8                           $    3,309,000

Old Willets Path, Hauppauge, NY                                             2.0                           $    2,995,000

Eagle Rock 3, East Hanover, NJ                                             15.0                           $   17,625,000

AIP Recapture, Islip, NY                                                    4.2                           $            0

AIP, Islip NY                                                               3.8                           $    2,200,000

AIP, Islip NY                                                               2.0                           $    1,400,000

East Patchogue, East Patchogue, NY                                         23.0                           $            0

40 Cragwood, South Plainfield, NJ                                           7.0                           $            0

Giralda Farms , Chatham County, NJ                                        113.0                           $  130,000,000

Valhalla Land, Valhalla, NY (b)                                            52.7                           $  212,000,000

----------------------------------------------------------------------------------------------------------------------------
TOTAL LAND                                                                226.5         $ 40,501,448      $  369,529,000
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED PIPELINE                                                               $184,567,166      $  743,433,000
----------------------------------------------------------------------------------------------------------------------------

Investments that reached realization during 2002

----------------------------------------------------------------------------------------------------------------------------
TOTAL REALIZED VALUE CREATION PROJECTS                                7,684,640       $1,004,071,191      $1,004,071,191
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
TOTAL VALUE CREATION PIPELINE                                                          $1,188,638,357     $1,747,504,191
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                     Current %       Estimated              Anticipated
Stage / Property                                                      Leased     Stabilization Date (a)   Stabilized Return (a)
-------------------------------------------------------------------------------------------------------------------------------
PROJECTS IN STABILIZATION
-------------------------

Melville Expressway Corporate Center, Melville, NY ( Phase I )                        Q3 2002

-------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN STABILIZATION                                        61.4%                                     11.0%
-------------------------------------------------------------------------------------------------------------------------------

Projects under Development or Repositioning

103 JFK Expressway, Short Hills, NJ                                                   Q4 2002

400 Moreland Road, Commack, NY                                                        Q4 2002

-------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS UNDER DEVELOPMENT OR REPOSITIONING                      68.4%                                     10.2%
-------------------------------------------------------------------------------------------------------------------------------

PROJECTS IN PLANNING
--------------------

Melville Square Corporate Center II, Melville, NY                                     Q3 2003

University Square , Princeton, NJ                                                     Q4 2003

Melville Expressway Corporate Center, Melville, NY ( Phase  II )                      Q4 2003

Reckson Executive Park, Rye Brook, NY                                                 Q4 2003

AIP 2001, Islip, NY                                                                   Q4 2002

Landmark 7, Stamford, CT                                                              Q1 2003

Giralda Farms , Morris County, NJ                                                     Q1 2004

-------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN PLANNING                                              0.0%                                     12.0%
-------------------------------------------------------------------------------------------------------------------------------

LAND
----

70 Andrews Road, Hicksville, NY                                           -                 -

Old Willets Path, Hauppauge, NY                                           -                 -

Eagle Rock 3, East Hanover, NJ                                            -                 -

AIP Recapture, Islip, NY                                                  -                 -

AIP, Islip NY                                                             -                 -

AIP, Islip NY                                                             -                 -

East Patchogue, East Patchogue, NY                                        -                 -

40 Cragwood, South Plainfield, NJ                                         -                 -

Giralda Farms , Chatham County, NJ                                        -                 -

Valhalla Land, Valhalla, NY (b)                                           -                 -

-------------------------------------------------------------------------------------------------------------------------------
TOTAL LAND                                                                                                       11.0%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED PIPELINE                                                                                        11.3%
-------------------------------------------------------------------------------------------------------------------------------

Investments that reached realization during 2002
------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
TOTAL REALIZED VALUE CREATION PROJECTS                                 97.0%                                     12.0%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
TOTAL VALUE CREATION PIPELINE
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(a) Forward looking statement based upon management's estimates. Actual results may differ materially.
(b) Purchased subsequent to the quarter ended March 31, 2002.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RSVP (AND IT'S EQUITY INVESTMENTS)
Combined Balance Sheets
(amounts in thousands)

                                                     (UNAUDITED)     (UNAUDITED)
                                                      MARCH 31,     DECEMBER 31,
                                                         2002          2001
                                                      ---------       ---------
Assets

     Cash and other assets                            $ 314,243       $ 311,271

     Equity investments                                 174,489         174,772
                                                      ---------       ---------

        Total assets                                  $ 488,732       $ 486,043
                                                      =========       =========

Liabilities

     Accounts payable and accrued
           expenses                                      16,477          19,215

     Long term debt                                     240,676         232,125

     Other liabilities                                    5,164           7,528
                                                      ---------       ---------

        Total liabilities                             $ 262,317       $ 258,868
                                                      ---------       ---------

Member's equity (a)

     Preferred equity                                   148,465         149,099

     Common equity                                       85,654          85,780

     Offering costs                                      (7,704)         (7,704)
                                                      ---------       ---------

        Total member's equity                           226,415         227,175
                                                      ---------       ---------

        Total liabilities and member's equity         $ 488,732       $ 486,043
                                                      =========       =========

--------------------------------------------------------------------------------

(a) RSVP has guaranteed $8 million of secured first mortgage debt to third party financial institutions with respect to the Resort platform.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RSVP
Summary of Invested Capital

The following table sets forth the Company's invested capital (before valuation reserves) in RSVP controlled (REIT-qualified) joint ventures and amounts which were advanced under the RSVP Commitment to FrontLine, for its investment in RSVP controlled investments:

(amounts in thousands)

-------------------------------------------------------------------------------------------
                                               RSVP controlled      Amounts
                       Platform                 joint ventures      advanced       Total
-------------------------------------------------------------------------------------------
Privatization (Prisons/Gov't offices)             $ 21,480          $  3,520      $  25,000

Student housing
                                                    18,086             3,935         22,021

Medical office
                                                    20,185               -           20,185

Parking
                                                       -               9,091          9,091

Resorts
                                                       -               8,057          8,057

Net leased retail
                                                       -               3,180          3,180

Other assets and overhead
                                                       -              21,598         21,598

                                                  -----------------------------------------
Total                                             $ 59,751          $ 49,381      $ 109,132
                                                  =========================================

--------------------------------------------------------------------------------

Included in these investments is approximately $17.9 million of cash that has been contributed to the respective RSVP controlled joint ventures or advanced under the RSVP Commitment to FrontLine and is being held, along with cash from the preferred investors.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RSVP
Summarized Platform Balance Sheets as of March 31,  2002 (unaudited)
(amounts in thousands)

                                                                ------------------------------------------------------
                                                                                 Student      Medical
                                                                Privatization    Housing      Office      Parking
                                                                ------------------------------------------------------
ASSETS:
              Real estate assets                                  $132,511      $275,019     $ 60,001    $ 59,923
              Other assets                                          30,246        37,279       49,678       4,133

                                                                -------------------------------------------------
                   Total Assets                                   $162,757      $312,298     $109,679    $ 64,056
                                                                =================================================


LIABILITIES:
              Accounts payable & other liabilities                $  9,225      $ 18,435     $  1,407     $ 2,843
              Property related debt                                 10,358       240,707       44,607      33,271

                                                                -------------------------------------------------
                   Total Liabilities                                19,583       259,142       46,014      36,114
                                                                -------------------------------------------------

PARTNER'S CAPITAL
              RSVP / RAP capital                                    74,239        53,378       58,998      19,025
              Other partners (2)                                    68,935          (222)       4,667       8,917

                                                                -------------------------------------------------
                   Total Partner's Capital                         143,174        53,156       63,665      27,942
                                                                -------------------------------------------------


                                                                -------------------------------------------------
                   Total Liabilities and Partner's Capital        $162,757      $312,298     $109,679    $ 64,056
                                                                =================================================

                                                                --------------------------------
                                                                           Net Leased
                                                                 Resorts    Retail     Other (1)
                                                                --------------------------------
ASSETS:
              Real estate assets                                $ 58,861    $ 5,916     $     -
              Other assets                                        12,266      2,434       9,486

                                                                ---------------------------------
                   Total Assets                                 $ 71,127    $ 8,350     $ 9,486
                                                                =================================


LIABILITIES:
              Accounts payable & other liabilities               $ 7,019    $   973     $     -
              Property related debt                               24,350      4,207           0

                                                                ---------------------------------
                   Total Liabilities                              31,369      5,180           0
                                                                ---------------------------------

PARTNER'S CAPITAL
              RSVP / RAP capital                                  22,485      3,170       9,486
              Other partners (2)                                  17,273          0           0

                                                                ---------------------------------
                   Total Partner's Capital                        39,758      3,170       9,486
                                                                ---------------------------------


                                                                ---------------------------------
                   Total Liabilities and Partner's Capital      $ 71,127    $ 8,350     $ 9,486
                                                                =================================

--------------------------------------------------------------------------------

(1) Represents note receivable collateralized by interests in certain senior living facilities

(2) Includes amounts that are subordinated to RSVP / RAP capital

--------------------------------------------------------------------------------